UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Hampton Roads Bankshares, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HAMPTON ROADS BANKSHARES, INC.

999 Waterside Dr., Suite 200

Norfolk, Virginia 23510

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on: June 25, 2012

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Hampton Roads Bankshares, Inc. (the “Company”) will be held at the Dominion Tower, 999 Waterside Drive, Suite 200, Norfolk, Virginia, 23510 on June 25, 2012, at 10 a.m. for the following purposes:

(1)	Issuance of Common Stock and Related Transactions. To approve the issuance, including for purposes of NASDAQ Stock Market Rule 5635, in the Capital Raise, as described herein, of up to 135,714,286 shares of the Company’s Common Stock at $0.70 per share and related transactions, including the payment of $3 million in fees to certain investors (or their designees) in the Capital Raise.

(2)	Amendment to Articles of Incorporation. To approve an amendment to the Articles of Incorporation of the Company to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation.

(3)	Amendments to the 2011 Omnibus Incentive Plan. To approve amendments to the 2011 Omnibus Incentive Plan.

Shareholders of record at the close of business on May 17, 2012, will be entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

The Board of Directors unanimously recommends that shareholders vote FOR approval of each of the above items.

By Order of the Board of Directors:

Thomas B. Dix, III
Secretary of the Board

May 31, 2012

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE PROMPTLY OR YOU MAY VOTE YOUR SHARES ONLINE AT HTTP://WWW.RTCOPROXY.COM/HMPR OR BY CALLING 1-866-627-2415. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY OR VOTED ONLINE OR BY TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 25, 2012:

The Proxy Statement is available at: http://www.snl.com/irweblinkx/corporateprofile.aspx?IID=4066242.

HAMPTON ROADS BANKSHARES, INC.

999 Waterside Dr., Suite 200

Norfolk, Virginia 23510

PROXY STATEMENT

This proxy statement is being furnished to the shareholders of Hampton Roads Bankshares, Inc. (the “Company”) in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or the “Board”) on behalf of the Company for use at a Special Meeting of Shareholders to be held on June 25, 2012 (the “Special Meeting”), at the time and place described in the accompanying Notice of Special Meeting and at any adjournment thereof (the “Proxy Statement”). This Proxy Statement and the enclosed proxy card are being mailed to the shareholders of the Company on or about May 31, 2012.

The holders of Company Common Stock, par value $0.01 per share (“Common Stock”), as of the close of business on the record date, May 17, 2012 (the “Record Date”), will be entitled to be present and to vote at the Special Meeting. Each share of our Common Stock is entitled to one vote on each matter to be voted at the meeting. There are no other classes of our stock entitled to vote at the meeting. On the Record Date, there were 34,561,146 shares of our Common Stock outstanding and entitled to vote. To have a quorum that permits us to conduct business at the Special Meeting, we require the presence, whether in person or through the prior submission of a proxy, of the holders of Common Stock representing a majority of the shares outstanding and entitled to vote on the Record Date. The Board of Directors requests that you execute and return the proxy promptly or vote online or by telephone, whether or not you plan to attend the meeting.

The persons named in the proxy card to represent shareholders who are present by proxy at the meeting are Stephen P. Theobald, Executive Vice President and Chief Financial Officer and Doug Glenn, President and Chief Executive Officer.

Use and Revocation of Proxies

If the enclosed proxy is properly executed in time for voting at the Special Meeting, the shares represented thereby will be voted according to such instructions. If no instructions are given in an executed proxy, the proxy will be voted in favor of all matters up for consideration at the Special Meeting and in the discretion of the proxy holders as to any other matters which may properly come before the meeting. Proxies will extend to, and will be voted at, any properly adjourned session of the Special Meeting, unless otherwise revoked.

Execution of a proxy will not affect a shareholder’s right to attend the Special Meeting and to vote in person. Any shareholder who has executed and returned a proxy but for any reason desires to revoke it may do so at any time before the proxy is exercised by filing with the Secretary of the Company an instrument revoking it or a duly exercised proxy bearing a later date or by attending the Special Meeting and voting in person.

Solicitation of Proxies

We will bear the cost of soliciting proxies, which will be solicited primarily by postal mail. Proxies may also be solicited by our directors and employees personally, and by telephone, facsimile, or other means. No additional compensation will be paid to these individuals for proxy solicitation nor is it expected to result in more than a minimal cost to us. We may make arrangements directly with banks,

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brokerage houses, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of our Common Stock held of record on the Record Date by them and to obtain authorization for the execution of proxies. We expect to reimburse these institutional holders for their reasonable expenses in connection with these activities.

Abstentions and Broker Non-Votes

A shareholder may abstain with respect to each item submitted for shareholder approval (“Abstentions”). Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” A broker is prohibited from voting on Proposals One, Two or Three without instructions from the beneficial owner; therefore, brokers will not be able to vote your shares with respect to Proposals One, Two or Three if you have not provided them with voting instructions. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of Proposals One and Three. Abstentions and broker non-votes will have the effect of a vote AGAINST Proposal Two.

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QUESTIONS AND ANSWERS ABOUT

THE SPECIAL MEETING AND THIS PROXY STATEMENT

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors is soliciting your proxy vote at the Special Meeting. This Proxy Statement summarizes information on the three proposals to be considered at the Special Meeting.

We continue to recover from one of the longest and most severe economic recessions in recent history. We experienced a significant deterioration in credit quality throughout 2009 and 2010. That trend moderated somewhat in 2011 and the first quarter of 2012 but has yet to reverse itself and we do not expect to return to profitability on an annual basis before 2013. The depth and length of the recession and, in particular, the slow recovery of the real estate market, have substantially impacted our financial condition and results of operations. Our net losses available to common shareholders for the 2009, 2010 and 2011 fiscal years were, respectively, $210.1 million, $99.2 million and $98.6 million. For the first quarter of 2012 our net loss available to common shareholders was $7.9 million. The continued deterioration of our capital position is at least partially a result of these continued economic troubles. For detailed discussion of the Company’s financial condition and results of operations refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

We have been subject to a written agreement with the Federal Reserve Bank of Richmond and the Bureau of Financial Institutions of the Virginia State Corporation Commission since June 2010. Among other things, the agreement requires that the regulatory capital ratios of the Company and its subsidiary banks substantially exceed the level required to qualify as “well-capitalized.” As of March 31, 2012, one of our banking subsidiaries, The Bank of Hampton Roads (“BOHR”), was only “adequately capitalized” with respect to its Total Risk Based Capital Ratio and was not “well-capitalized” under the regulations of the Federal Deposit Insurance Corporation (the “FDIC”). Our other banking subsidiary, Shore Bank (“Shore”), continued to have capital ratios above the “well-capitalized” threshold as of March 31, 2012.

As a result of our capital status, a Special Committee of the Board of Directors (the “Special Committee”), comprised solely of four independent directors – W. Lewis Witt, Henry P. Custis, Jr., Patrick E. Corbin and William A. Paulette – has been working closely with the Company’s management and advisors to evaluate alternatives for raising additional capital. These alternatives include selling common or preferred stock in public or private offerings, or issuing debt or subordinated debt. The Special Committee determined that an issuance of debt or subordinated debt would result in excessive interest expense. A public stock offering, other than a rights offering, would not provide our existing shareholders with the maximum opportunity to participate in the capital raise. The Special Committee also determined that the condition of the Company’s balance sheet should be improved and the Company should return to profitability before strategic alternatives other than a capital raise are seriously considered.

As a result of the foregoing, the Special Committee recommended unanimously to the full Board of Directors that the Company undertake a capital raise of at least $80 million but no more than $95 million comprised of three components: (i) a private placement, (ii) a rights offering and (iii) a standby purchase of shares not purchased in the rights offering. In each of the three components the Company will sell shares of its Common Stock for $0.70 per share. We refer to this capital plan throughout this proxy statement as the “Capital Raise”. Certain aspects of the Capital Raise require approval of our shareholders under NASDAQ Stock Market Rule 5635, and we will not proceed with this Capital Raise unless it is approved by our shareholders, which is one of the reasons we are sending you this Proxy.

As of May 17, 2012 there were 34,561,146 shares of our Common Stock issued and outstanding. The ultimate size of the Capital Raise will depend on the success of the rights offering component of the Capital Raise. However, as further described herein, even if no shareholders participate in the rights offering, the Capital Raise will meet the Company’s goal of a minimum of approximately $80 million in gross proceeds for which we will issue, in the aggregate, 114,265,032 new shares of Common Stock. If the rights offering is fully subscribed, the Capital Raise will result in $95 million in gross proceeds for which the Company will issue, in the aggregate, 135,714,286 new shares of Common Stock.

In the first component of the Capital Raise the Company will sell, in a private placement, $50 million of our Common Stock at $0.70 per share to our three largest shareholders, affiliates of Carlyle Financial Services Harbor, L.P. (“Carlyle”), ACMO-HR, L.L.C. (“Anchorage”) and CapGen Capital Group VI LP (“CapGen”), (together, the “Investors”) pursuant to the terms of a standby purchase agreement between the Investors and the Company, included as Appendix A to this Proxy Statement (the “Standby Purchase Agreement”).1 This private placement (the “Private Placement”) is designed to close by June 30, 2012 to ensure that BOHR will qualify as “well capitalized” at the close of the second quarter. However, the closing of the Private Placement may be delayed by up to sixty days to obtain the necessary regulatory and shareholder approvals. The other components of the Capital Raise cannot be completed within that timeframe. The terms of the Standby Purchase Agreement, including the conditions to the Private Placement, are addressed in more detail under Proposal One below.

As a condition to the Investor’s obligations to complete the Private Placement, the Company has agreed to amend its Articles of Incorporation to reduce the shareholder vote required for certain extraordinary corporate actions under certain circumstances from approval by a two-thirds supermajority to approval by the vote of a majority of the votes entitled to be cast on such transactions (the “Amendment”).

The second component of the Capital Raise is a $45 million rights offering of our Common Stock at $0.70 per share (the “Rights Offering”). The Rights Offering will afford each of our shareholders other than the Investors (collectively, the “Other Shareholders”) the opportunity to purchase up to, but no more than, their pro rata share of the $95 million Capital Raise based on the Common Stock they hold on May 31, 2012 (the “Rights Offering Record Date”), pursuant to the exercise of rights granted to the Other Shareholders in the Rights Offering. The Rights Offering Record Date will occur before the Private Placement closes and therefore the subscription rights each Other Shareholder receives will not be diluted by the Private Placement. Subject to exercising their right to purchase in the Standby Purchase described below, the Investors have agreed to not exercise the rights they receive in the Rights Offering.

The third component of the Capital Raise is the sale to the Investors, pursuant to the terms of the Standby Purchase Agreement, of all or a portion of the shares that are not purchased in the Rights Offering (the “Standby Purchase”). The Standby Purchase will close at the same time as the Rights Offering.

The proceeds from the Capital Raise would be used for general corporate purposes, which will include, but not be limited to, contributing additional capital to our banking subsidiaries.

[1]

As of May 1, 2012, Carlyle held 22.8% of our Common Stock, Anchorage held 20.8% of our Common Stock and CapGen held 17.5% of our Common Stock. Three of our directors are or were designees of the Investors: Randal K. Quarles is a managing director of an affiliate of Carlyle, Hal F. Goltz is a senior analyst with Anchorage and Robert B. Goldstein is a founding Principal in CapGen. Before the Capital Raise was approved, Mr. Quarles resigned as a director because of his expanding duties at Carlyle. Another Carlyle designee, James Burr, has been nominated to become a director of the Company.

Following the Special Committee’s unanimous recommendation, the Board of Directors unanimously approved the Capital Raise and recommends that the Company’s shareholders approve of its components by voting “FOR” Proposals One and Two at the Special Meeting. The Board of Directors believes that if the Company is unable to complete the Capital Raise, it would materially and adversely affect the Company’s business, financial results, and prospects.

The summaries of the material terms of the Standby Purchase Agreement and Amendment are qualified in their entirety by reference to the full text of each document, copies of which are attached to this document in Appendices A and B, respectively, and are incorporated by reference herein.

Will the Investors be permitted to vote “FOR” Proposals One, Two and Three?

Yes. While the Investors are not obligated to vote “FOR” Proposal One, Two or Three under the Standby Purchase Agreement or otherwise, the shares of our Common Stock that the Investors held on the Record Date are entitled to vote on each of the proposals before the Special Meeting. Together the Investors hold approximately 61.1% of the total issued and outstanding shares entitled to vote on the proposals before the Special Meeting. Since Proposals One and Three each require the approval of a majority of the shares cast and Proposal Two requires the approval of a majority of the shares entitled to be voted, each proposal for which all of the Investors vote “FOR” will be approved.

When is the Special Meeting?

Monday, June 25, 2012, at 10 a.m., Eastern Time.

Where will the Special Meeting be held?

The Second Floor of Dominion Tower, 999 Waterside Drive, Suite 200, Norfolk, Virginia 23510.

What items will be voted upon at the Special Meeting?

You are voting on the following three proposals:

1)	Issuance of Common Stock and Related Transactions. To approve the issuance in the Capital Raise of up to 135,714,286 shares of the Company’s Common Stock at $0.70 per share and related transactions, including the payment of $3 million in fees to the Investors (or their designees) in connection with the Capital Raise.

2)	Amendment to Articles of Incorporation. To approve the Amendment to the Articles of Incorporation of the Company to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation.

3)	Amendment to 2011 Omnibus Incentive Plan. To approve amendments to the 2011 Omnibus Incentive Plan.

How do I vote by proxy?

We offer multiple alternative methods of voting your proxy:

•	TELEPHONE VOTING: Available until 3:00 a.m. Eastern Time on June 25, 2012.

•	On a touch-tone telephone, call TOLL FREE 1-866-627-2415, 24 hours a day, 7 days a week;

•	In order to vote via telephone, have the voting form in hand, call the number above and follow the instructions; and

•	Your vote will be confirmed and cast as you direct.

•	INTERNET VOTING: Available until 3:00 a.m. Eastern Time on June 25, 2012.

•	Visit the Internet voting website at http://www.rtcoproxy.com/hmpr;

•	In order to vote online, have the voting form in hand, go to the website listed above and follow the instructions;

•	Your vote will be confirmed and cast as you direct; and

•	You will only incur your usual Internet charges.

•	VOTING BY MAIL: Using the attached proxy card and postage-paid envelope.

•	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope;

•	To be voted, mailed proxy cards must be received by 7:00 a.m. Eastern Time on June 25, 2012; and

•	If you are voting by telephone or through the Internet, please do not return your proxy card.

•

IN PERSON: If you prefer to submit your proxy in person, you may attend the Special Meeting scheduled on June 25, 2012 at 10 a.m. Eastern Time at The Dominion Tower, 999 Waterside Drive, Suite 200, Norfolk, Virginia 23510.

If you sign, date and return your proxy card before the Special Meeting, your shares will be voted as you direct. You may vote “for” or “against” or you may abstain from voting on each proposal identified herein. If you return your signed proxy card but do not specify how you want to vote your shares, your shares will be voted “FOR” each action to be voted on at the Special Meeting.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost-effective and convenient methods of voting, 24-hours a day, 7 days a week, until the applicable voting deadlines listed above.

How many votes are required?

1)	Proposal One – Issuance of Common Stock and Related Transactions. The issuance of up to 135,714,286 shares of the Company’s Common Stock in the Capital Raise at $0.70 per share and related transactions, including the payment of $3 million in fees to the Investors (or their designees), will be approved if a quorum is present and a majority of the votes cast at the meeting vote in favor of this proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

2)	Proposal Two – Amendment to Articles of Incorporation. The amendment to our Articles of Incorporation to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation will be approved if a quorum is present and a majority of the votes entitled to be cast at the meeting vote in favor of this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal.

3)	Proposal Three – Amendment to 2011 Omnibus Incentive Plan. The amendments to the 2011 Omnibus Incentive Plan will be approved if a quorum is present and a majority of the votes cast at the meeting vote in favor of this proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Is the adoption of any proposal conditioned on shareholder approval of any of the other proposals?

Approval of Proposal Two is a condition to the Investors’ performance under the Standby Purchase Agreement and therefore is a condition to the Capital Raise. Proposal Three is intended to mitigate the dilutive impact of the Capital Raise on the 2011 Omnibus Incentive Plan. If the Capital Raise is not completed, because Proposal One or Proposal Two is not approved or for any other reason, then the reason for the amendment to the 2011 Omnibus Plan would no longer exist and would be withdrawn.

While the matters described in Proposals One, Two and Three have been submitted to you for separate votes, the matters discussed in these proposals will not be effected unless both Proposals One and Two are approved at the Special Meeting. However, the Capital Raise and the Amendment are not dependent on the approval of Proposal Three and will proceed whether or not Proposal Three is approved if Proposals One and Two are approved, subject to other applicable conditions.

What is the effect of abstentions and broker non-votes?

The inspector will treat valid proxies marked “abstain” as present for purposes of determining whether there is a quorum at the Special Meeting.

Brokers do not have discretionary power to vote your shares on “non-routine” matters unless the broker receives appropriate instructions from you. Proposals One, Two and Three are considered “non-routine” matters. Because no “routine” matters will be considered at the Special Meeting, absent instructions from the beneficial owner brokers are not permitted to vote on any proposal and shares held in “street name” will not be counted as present for purposes of determining whether there is a quorum at the Special Meeting.

Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of Proposals One and Three. Abstentions and broker non-votes will have the effect of a vote against Proposal Two.

What constitutes a “quorum” for the Special Meeting?

We require the presence, whether in person or through the prior submission of a proxy, of the holders of Common Stock representing a majority of the shares outstanding and entitled to vote on the Record Date. A quorum is necessary to conduct business at the Special Meeting. Because there were 34,561,146 shares of Common Stock issued and outstanding as of the Record Date, at least 17,280,573 shares must be present or represented by proxy at the Special Meeting for a quorum to exist.

Who can vote?

You are entitled to vote your Common Stock if our records show that you held your shares as of the close of business on the Record Date. On that date, there were 34,561,146 shares of Common Stock outstanding and entitled to vote. The Common Stock is our only class of outstanding voting securities for purposes of the Special Meeting.

Who pays for the solicitation of proxies?

This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through postal mail, proxies may be solicited personally or by telephone, facsimile or email by our officers, directors or employees who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record on the Record Date by such persons. Such brokerage houses and other custodians, nominees and fiduciaries will be reimbursed for their reasonable expenses incurred in connection therewith.

Are there any dissenters’ rights or appraisal rights?

Under the Virginia Stock Corporation Act, the shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the proposals.

What is the voting recommendation of the Board?

The Board of Directors recommends a vote “FOR” the Proposals included in this Proxy Statement.

Where can I find the voting results?

We will publish the voting results of the Special Meeting on a Current Report on Form 8-K within four business days after the date of the meeting. You will be able to find such Form 8-K at the Investor Relations section of our website at: http://www.snl.com/irweblinkx/corporateprofile.aspx?iid=4066242

Whom should I contact if I have any questions?

If you have any questions before you vote, please contact Thom Dix, Secretary of Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510 at (757) 217-3629.

PROPOSAL ONE: ISSUANCE OF UP TO 135,714,286 SHARES OF COMMON STOCK OF

HAMPTON ROADS BANKSHARES, INC. IN THE CAPITAL RAISE AT $0.70 PER SHARE

AND RELATED TRANSACTIONS, INCLUDING THE PAYMENT OF $3 MILLION IN FEES

TO THE INVESTORS (OR THEIR DESIGNEES)

The following description of the terms of the potential offerings and the reasons for contemplating the Capital Raise are included for informational purposes to our common shareholders in connection with this proxy solicitation and do not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

The adoption of Proposal One is conditioned on shareholder approval of Proposal Two, so shareholders who wish to approve Proposal One should also approve Proposal Two.

Our Board unanimously adopted a resolution recommending that the shareholders approve the issuance of shares of our Common Stock and related transactions contemplated in the Capital Raise.

Background

During the last several months, a Special Committee of the Board of Directors, comprised of four independent directors – W. Lewis Witt, Henry P. Custis, Jr., Patrick E. Corbin and William A. Paulette – has been working closely with the Company’s management and advisors to evaluate potential alternatives for raising additional capital, including possibly selling common or preferred stock in public or private offerings and issuing debt or subordinated debt as well as other strategic alternatives.

As a result, the Special Committee recommended unanimously to the full Board of Directors that the Company undertake the Capital Raise. The Board of Directors then unanimously approved the Capital Raise.

The Proposed Offerings

The Private Placement

In connection with the Capital Raise, we entered into the Standby Purchase Agreement with the Investors under which Carlyle agreed to purchase 18,520,747, Anchorage agreed to purchase 19,197,431 and CapGen agreed to purchase 33,710,394 shares of our Common Stock at $0.70 per share in the Private Placement. Following the consummation of the Private Placement, but before the Rights Offering and Standby Purchase are consummated, Carlyle and Anchorage will each own approximately 24.9% and CapGen will own approximately 37.5% of our issued and outstanding Common Stock.

The Investors are our three largest shareholders. As of May 1, 2012, Carlyle held 22.8% of our Common Stock, Anchorage held 20.8% of our Common Stock and CapGen held 17.5% of our Common Stock. Three of the directors on our Board are or were designees of the Investors: Randal K. Quarles is a managing director of an affiliate of Carlyle, Hal F. Goltz is a senior analyst with Anchorage and Robert B. Goldstein is a founding Principal in CapGen. Before the Capital Raise was approved, Mr. Quarles resigned as a director because of his expanding duties at Carlyle. Another Carlyle designee, James Burr, has been nominated to become a director of the Company.

At the closing of the Private Placement, the Standby Purchase Agreement provides that the Company will pay each of the three Investors (or their designees) a $1 million fee, for a total payment of $3 million in fees, in return for their agreement to fulfill their obligations under the Standby Purchase Agreement. Each of the Investors will also be reimbursed for its fees and expenses incurred in connection with the Capital Raise.

The Company’s and the Investors’ obligations to go forward with the Private Placement are conditioned on meeting a number of requirements set forth in the Standby Purchase Agreement. In addition to standard closing conditions, these requirements include:

•	shareholder approval of the issuance of Common Stock in the Capital Raise and the related transactions as set forth in Proposal One;

•	shareholder approval of the Amendment to the Articles of Incorporation as set forth in Proposal Two;

•	Federal Reserve approval of CapGen’s participation in the Capital Raise and the Standby Purchase Agreement;

•	a determination that the Company has met certain corporate governance undertakings to add four new independent and qualified directors to the Board of Directors; and

•	the delivery of an opinion from KPMG that the Capital Raise will not constitute an “ownership change” within the meaning of Section 382 of the Internal Revenue Code.

The Standby Purchase Agreement provides that, so long as all other conditions have been satisfied, the Private Placement will close by June 30, 2012 unless necessary regulatory and shareholder approvals have not been obtained by that date. The closing may be delayed by up to sixty days to obtain the necessary regulatory and shareholder approvals. The Company and the Investors have also agreed that none of the shares to be sold to any of the Investors under the Standby Purchase Agreement will be sold unless the conditions to all of the Investors’ obligations have been satisfied by the Company or waived by all of the Investors. The Investors will only invest if all invest. If one of the Investors is unable or unwilling to fund its purchase of Common Stock, the Capital Raise will not close. In that event the Company’s sole remedy against the Investor that determines not to fund its purchase of Common Stock is liquidated damages of $2.5 million and a waiver by the Investor of its preemptive rights for a period of nine months.

Among other things, under the Standby Purchase Agreement, the Investors are obligated to surrender (or cause their affiliates, as applicable, to surrender) all of their then outstanding warrants to purchase our Common Stock. As of May 1, 2012, an affiliate of Carlyle held warrants to purchase 333,874 shares of Common Stock at $10.00 per share, Anchorage held warrants to purchase 1,001,618 shares of Common Stock at $10.00 per share and CapGen held warrants to purchase of 500,810 shares of Common Stock for $10.00 per share. Absent the Investors’ agreement to surrender these warrants, the anti-dilution provisions of the warrants would, as a result of the closing of the transactions contemplated by the Capital Raise, cause each existing warrant to be adjusted from a warrant to purchase one share of Common Stock at $10.00 per share to a warrant to purchase 14.29 shares of Common Stock at $.70 per share.

The Rights Offering

Following a successful closing of the Private Placement the Company has agreed to undertake the $45 million Rights Offering, at $0.70 per share, which it currently expects to complete during the third quarter of 2012. In the Rights Offering, the Company will afford each of our shareholders other than the Investors the opportunity to purchase up to, but no more than, their pro rata share of the $95 million Capital Raise based on the Common Stock they hold on the Rights Offering Record Date, pursuant to the exercise of rights granted to such shareholders in the Rights Offering. The Rights Offering Record Date will occur before the Private Placement closes and therefore the subscription rights each shareholder receives will not be diluted by the Private Placement.

The Standby Purchase

The Investors have agreed in the Standby Purchase Agreement not to exercise the rights they receive in the Rights Offering and instead to purchase from us in the Standby Purchase, at $0.70 per share, all or a portion of the shares not subscribed for by the Other Shareholders in the Rights Offering. The Investors’ agreement not to participate in the Rights Offering will ensure that the shares available to the Other Shareholders in the Rights Offering are sufficient to permit the Other Shareholders to purchase their pro rata share of the $95 million Capital Raise. The Rights Offering and the Standby Purchase will close simultaneously.

The number of shares of Common Stock that the Investors may purchase in the Standby Purchase is restricted in order to comply with applicable federal bank regulatory authority and laws and the Standby Purchase Agreement also limits CapGen’s participation (collectively, the “Investor Ownership Restrictions”). Under the Bank Holding Company Act and Change in Bank Control Act and applicable Federal Reserve rules, regulations and approvals, neither Carlyle nor Anchorage may hold more than 24.9% of the Company’s outstanding shares of Common Stock and CapGen may not hold more than 49.9% of the Company’s outstanding shares of Common Stock. While CapGen will be permitted to purchase up to 49.9% of the Company’s outstanding Common stock under applicable law, it has agreed in the Standby Purchase Agreement to purchase no more than 55,214,285 shares of Common Stock in the Standby Offering. With this cap on CapGen’s participation, its ownership cannot exceed 41.2% of the Company’s outstanding Common Stock at the conclusion of the Capital Raise. As such, the Investors’ obligation to buy shares not subscribed for in the Rights Offering is subject to the Investor Ownership Restrictions and is dependent on the participation of the Other Shareholders in the Rights Offering.

If no Other Shareholders participate in the Rights Offering, the Investors will purchase 42,836,461 of the shares not subscribed for in the Rights Offering, equaling an aggregate purchase of 114,265,032 shares of our Common Stock in the Private Placement and Standby Purchase. With the participation of the Other Shareholders, the Investors will be able to purchase more shares in the Standby Offering without violating the Investor Ownership Restrictions, and will be required to do so. In particular, as Other Shareholders exercise their rights to purchase stock in the Rights Offering, Carlyle and Anchorage may purchase more shares of our Common Stock in the Rights Offering without exceeding the applicable 24.9% regulatory ownership limitation. If there is sufficient participation by the Other Shareholders, the Investors will buy a maximum of 53,518,176 of the shares of Common Stock not subscribed for in the Rights Offering without violating the Investor Ownership Restrictions. Therefore, when aggregated with the Private Placement of 71,428,571 shares, the maximum amount the Investors can purchase between the Private Placement and the Standby Offering is 124,946,747 shares of the Company’s Common Stock.

Reasons for the Capital Raise

We are conducting the offerings contemplated by the Capital Raise to strengthen our existing capital ratios, as required by our written agreement with the Federal Reserve Bank of Richmond and the Bureau of Financial Institutions of the Virginia State Corporation Commission, and provide funds for general corporate purposes. The Capital Raise is structured to ensure that the Private Placement, the Rights Offering and the Standby Purchase together will provide no less than approximately $80.0 million and no more than $95.0 million in gross proceeds. We will use proceeds from the Capital Raise for general corporate purposes, which will include, but not be limited to, injecting additional capital into our banking subsidiaries. We estimate that fees and costs will be approximately $5.5 million for the Private Placement, including the $3 million in fees to the Investors (or their designees), and will be approximately $900,000 for the Rights Offering and Standby Purchase.

If the Company is unable to complete the Capital Raise, it would materially and adversely affect the Company’s business, financial results, and prospects.

Possible Effects on Holders of Common Stock

71,428,571 shares of our Common Stock will be issued to the Investors in the Private Placement. In the subsequent Rights Offering and Standby Purchase, up to an additional 64,285,714 shares of our Common Stock will be issued to shareholders exercising their rights to purchase our Common Stock and the Investors purchasing our Common Stock on a standby basis. Therefore, in the aggregate, the Capital Raise provides that up to 135,714,286 new shares of our Common Stock will be issued and sold. On May 17, 2012 there were 34,561,146 shares of our Common Stock outstanding. Given the number of shares to be issued in the Capital Raise, existing shareholders that do not fully exercise the rights they receive in the Rights Offering will experience substantial dilution through a significant reduction in the voting power and in the future earnings per share of their Common Stock. The sale of the securities in the Capital Raise or resale of these securities could also cause the market price of the Common Stock to decline.

The following tables present, for each of the three Investors and for all Other Shareholders as a group, the number of shares purchased, resulting percentage ownership of the Company and gross proceeds after the Private Placement and assuming different levels of participation in the Rights Offering and the Standby Purchase.

Results Following the Private Placement

Shareholder	Current Ownership Percentage[1]	Number of Shares Purchased	Resulting Ownership Percentage
Carlyle	22.8%	18,520,747	24.9%
Anchorage	20.8%	19,197,431	24.9%
CapGen	17.5%	33,710,394	37.5%
Other Shareholders	38.9%	0	12.7%

Total	100.0%	71,428,571	100.0%

Total Gross Proceeds		$50,000,000

[1]

These percentages exclude the warrants currently held by the Investors, which will be surrendered as a condition to the Private Placement, see “The Proposed Offerings – The Private Placement” above for further discussion.

Aggregate Results of the Capital Raise

	Scenario #1		Scenario #2		Scenario #3		Scenario #4
Shareholder	No Other Shareholders Participate in the Rights Offering (Aggregate Shares Purchased in Capital Raise)	Resulting Ownership Percentage	Other Shareholders Exercise 1/3 of Rights Offering Rights (Aggregate Shares Purchased in Capital Raise)	Resulting Ownership Percentage	Other Shareholders Exercise 2/3 of Rights Offering Rights (Aggregate Shares Purchased in Capital Raise)	Resulting Ownership Percentage	Other Shareholders Exercise All of Rights Offering Rights (Aggregate Shares Purchased in Capital Raise)	Resulting Ownership Percentage
Carlyle	29,187,031	24.9%	34,527,889	24.9%	34,180,747	24.7%	25,162,812	19.4%
Anchorage	29,863,716	24.9%	35,204,573	24.9%	32,537,431	23.3%	24,007,202	18.3%
CapGen	55,214,285	41.2%	48,338,967	31.9%	33,710,394	23.3%	33,710,394	23.3%
Other Shareholders	0	9.0%	17,642,857	18.3%	35,285,714	28.6%	52,833,877	38.9%

Total	114,265,032	100.0%	135,714,286	100.0%	135,714,286	100.0%	135,714,286	100.0%

Total Gross Proceeds	$79,985,523		$95,000,000		$95,000,000		$95,000,000

The Private Placement will also result in an adjustment to the warrant to purchase Common Stock currently held by the United States Treasury Department (the “Treasury”). The Treasury holds a warrant to purchase 53,034 shares of Common Stock with an exercise price of $10.00 per share (the “Treasury Warrant”). Because the Private Placement is not a transaction excluded from the operation of the anti-dilution provisions of the Treasury Warrant, as of the closing of the Private Placement the number of shares purchasable under the Treasury Warrant will be adjusted to 757,629 shares of our Common Stock and the exercise price to purchase such shares will be adjusted to $0.70 per share. As a result, the Company’s shareholders could experience further dilution if and when the Treasury exercises these warrants in the future.

The Board has weighed the reasons for and against the Capital Raise and has determined that the reasons in favor of the offerings outweigh the reasons against them.

Interests of Our Directors and Executive Officers

To the extent they hold shares of Common Stock as of the Rights Offering Record Date, our directors and officers are also entitled to participate in the Rights Offering on the same terms and conditions applicable to all shareholders. We believe some of our directors and executive officers will participate in the Rights Offering at varying levels, but they are not required to do so.

Three of our directors are or were designees of certain Investors. Randal K. Quarles is a managing director of an affiliate of Carlyle, Hal F. Goltz is a senior analyst with Anchorage and Robert B. Goldstein is a founding Principal of CapGen. Before the Capital Raise was approved, Mr. Quarles resigned as a director because of his expanding duties at Carlyle. Another Carlyle designee, James Burr, has been nominated to become a director of the Company. The Investors have entered into the Standby Purchase Agreement, pursuant to which they have agreed to participate in the Capital Raise by purchasing from us a certain number of shares of our Common Stock that will depend on the participation of the Other Shareholders in the Rights Offering. In addition, each of the three Investors (or their designees) will receive a fee of $1 million in cash, for a total payment of $3 million, as compensation for performing their respective obligations under the Standby Purchase Agreement. Each of the Investors will also be reimbursed for its fees and expenses incurred in connection with the Capital Raise.

Reasons for Seeking Shareholder Approval

The Standby Purchase Agreement requires that we seek shareholder approval for the Capital Raise to the extent required to meet the NASDAQ listing standards. Because our Common Stock is listed on the NASDAQ Global Select Market we are subject to the NASDAQ’s rules and regulations, including the requirements for shareholder approval found in NASDAQ Listing Rule 5635. For example, NASDAQ Listing Rule 5635(d) requires shareholder approval prior to the issuance of common stock in a private placement equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.

Under Listing Rule 5635(b), companies are required to obtain shareholder approval prior to the issuance of securities when the issuance or potential issuance would result in a “change of control” as defined by NASDAQ. NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% of more of the voting power of an issuer on a post-transaction basis, and such ownership or voting power would be the largest ownership position, as a “change of control” for purposes of Rule 5635(b).

As of May 17, 2012, we had 34,561,146 shares of Common Stock outstanding, and the closing market price of our Common Stock was $3.23. If approved, we will issue 71,428,571 shares of our Common Stock to the Investors in the Private Placement at a price of $0.70 per share, which represents more than 20% of our currently outstanding shares of Common Stock. Further, in the Standby Purchase, the additional shares we issue to the Investors may exceed 20% of the then outstanding shares of our Common Stock. For instance, if no shareholders participate in the Rights Offering, we will issue an additional 42,836,461 shares of our Common Stock to the Investors, which would exceed 20% of the approximately 105,989,717 shares of Common Stock then outstanding. In addition, as a result of the Capital Raise, CapGen may become our largest shareholder and own as much as 41.2% of our Common Stock on a post-transaction basis.

Under Listing Rule 5635(c) companies are required to obtain shareholder approval in connection with an issuance of securities in connection with equity-based compensation of directors. The issuance of stock, or securities convertible into or exercisable for common stock, by a company to its directors or an Affiliated Entity of such person, in a private placement at a price less than market value of the stock is considered a form of “equity compensation” and requires shareholder approval. An Affiliated Entity is any entity where a director of the Company (i) is an partner, executive officer, or controlling shareholder or (ii) would be the beneficial owner or have a pecuniary interest in the securities issued by the Company. Our proposed issuances of Common Stock to the Investors in the Private Offering and Standby Purchase fall under this rule because certain of our directors may be executive officers and/or have a pecuniary interest in the Common Stock granted to the Investors and/or their respective affiliates. The payment of $3 million in fees to the Investors may also be deemed to fall under this rule because their payment is a required component of the Capital Raise and condition to the proposed issuances.

Vote Required

Provided that a quorum is present, the issuance of shares of our Common Stock and the payment of the fees to our Investors (or their designees) in the transactions described above will be approved if a majority of the votes cast at the meeting vote in favor of the proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether Proposal One has received sufficient votes for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL ONE – THE ISSUANCE OF SHARES OF COMMON STOCK AND RELATED

TRANSACTIONS

PROPOSAL TWO: AMENDMENT TO THE

COMPANY’S ARTICLES OF INCORPORATION

The adoption of Proposal One is conditioned on shareholder approval of Proposal Two, so shareholders who wish to approve Proposal One should also approve Proposal Two.

The Proposed Amendment

On May 21, 2012, our Board of Directors authorized and approved amending our Articles of Incorporation to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation. The complete text of the Amendment is attached to this document as Appendix B.

Our Articles of Incorporation currently contain supermajority voting provisions which provide that, if the following actions are not approved and recommended by at least two-thirds of directors then in office, these actions must be approved by the vote of more than two-thirds of all votes entitled to be cast on such actions:

•	any amendment to the Articles of Incorporation,

•	a plan of merger or exchange,

•	a transaction involving the sale of substantially all of the Company’s assets other than in the regular course of business, and

•	a plan of dissolution.

If at least two-thirds of directors then in office approve and recommend these actions, only the affirmative vote of a majority of all votes entitled to be cast on such action by each voting group entitled to vote on the action at a meeting at which a quorum of the voting group is present is required for shareholder approval.

The Amendment removes these supermajority voting provisions and provides that the corporate actions described above must be approved by the vote of a majority of all votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction, regardless of the number of directors who approved and recommended the transaction.

The Amendment is subject to approval by our shareholders. Our Board of Directors has recommended that our shareholders approve the Amendment. Accordingly, we are asking shareholders to approve the Amendment at the Special Meeting. If the Amendment is approved by the shareholders, the Amendment will become effective upon filing with the Virginia State Corporation Commission, which we expect to occur promptly after the Special Meeting or any adjournment thereof. The text of the Amendment may vary, however, for such changes that are consistent with this proposal that we may deem necessary or appropriate.

Reasons for the Amendment

The supermajority requirements in the Articles of Incorporation are designed to protect the Company’s shareholders from actions that do not have the support of a supermajority of the Company’s board by requiring that fundamental changes in how the Company is governed that do not receive such supermajority level of board support be made with the approval beyond a simple majority of its shareholders. Historically, the Board recognized the potential benefits to the Company and its shareholders in using these supermajority voting requirements to encourage any persons seeking control of the Company to negotiate with its board. The provisions have the effect of giving the board greater leverage when negotiating with a potential acquirer who may have a short-term focus and affording the board time to consider alternatives that might provide greater value for all shareholders.

Although these measures can be beneficial, the Board recognizes that some view these provisions as limiting a board’s accountability to shareholders. Moreover, shareholders want the ability to effectively participate in corporate governance and supermajority voting requirements are a limitation on the ability of a majority of the shares to take certain corporate actions. The Board has undertaken a careful review of the supermajority voting provisions and recognized that there are both advantages and disadvantages to the requirements, that governance trends indicate companies are moving away from supermajority voting requirements and that the Company is committed to good corporate governance. Moreover, because the Investors already control a supermajority of the shares of Common Stock entitled to vote, the original reasons for the provision are less persuasive. Depending on the results of the Capital Raise, it may further undermine the benefits of the supermajority rule by giving one Investor a voting position sufficient to effectively vote down any shareholder proposal requiring supermajority approval. Most important, eliminating the supermajority provisions will make it easier to obtain shareholder support for a merger or other transaction and make it less likely that a small number of shareholders would be able to block the approval. Therefore, in light of the condition in the Standby Purchase Agreement that the supermajority voting requirements be removed and the Board’s consideration of the advantages and disadvantages of such a removal, the Board determined to recommend to the shareholders that this proposal on elimination of supermajority voting requirements be approved and adopted.

Vote Required

Pursuant to the Articles of Incorporation, the Amendment must be approved by the Company’s shareholders. Because the Board of Directors unanimously approved the Amendment to the Articles of Incorporation, the Amendment must be approved by a majority of all votes entitled to be cast by the Company’s common shareholders at the Special Meeting, provided that a quorum is present. Abstentions and broker non-votes will have the effect of a vote against Proposal Two.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL TWO – THE AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION

PROPOSAL THREE: AMENDMENT TO 2011 OMNIBUS INCENTIVE PLAN

The Company’s 2011 Omnibus Incentive Plan (the “Plan”) was approved by shareholders on October 4, 2011. The Board of Directors has adopted amendments to the Plan, subject to shareholder approval. The amendments increase the number of shares of Common Stock that may be issued under the Plan from 2,750,000 to 13,675,000 shares. In addition, the limitations on options and stock appreciation rights (“SAR”) that a Plan participant may be granted in a calendar year has been increased from 1,000,000 to 7,750,000 shares, and the limitations on stock awards and stock units that a participant may be granted in a calendar year has been increased from 500,000 to 3,875,000 shares or units. Under NASDAQ Stock Market rules, the amendments to the Plan will not be effective if our shareholders do not approve them.

As of May 17, 2012, we had all 2,750,000 shares available for future awards under the Plan. Due to the dilutive impact of the Capital Raise, however, we believe that we need to increase the number of shares of Common Stock that may be issued under the Plan to enable us to continue to offer competitive and meaningful equity-based incentive compensation to our employees, consistent with our executive compensation philosophy. If the Capital Raise is not completed, because Proposal One or Proposal Two is not approved or for any other reason, then the reason for the amendment to the Plan would no longer exist and it would be withdrawn.

If our shareholders approve the amendments to the Plan, and if the Capital Raise is approved and consummated, the number of shares of Common Stock that may be issued under the Plan will increase to 13,675,000 shares, and the amount of options and SARs that a Plan participant may be granted in a calendar year will increase to 7,750,000 shares, and the amount of stock awards and stock units that a participant may be granted in a calendar year will increase to 3,875,000 shares or units. Other than these amendments for which we are seeking shareholder approval, the Plan terms remain unchanged.

The following is a general description of the principal features of the Plan, the full text of which, as proposed to be amended by this Proposal Three, is attached as Appendix C to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix C.

General Information

The Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to employees of the Company and its related entities, members of the Board of Directors of the Company, and members of the board of directors of any of the Company’s related entities, in each case if selected by the Compensation Committee:

•	options;

•	SARs;

•	stock awards;

•	stock units; and

•	incentive awards.

A “related entity,” as used above and in the Plan, is a corporation or other entity in a chain of entities in which each entity has controlling interest (within the meaning of regulations under Section 409A of the Internal Revenue Code) in another entity in the chain, beginning with the entity in which the Company has a controlling interest. For grants of incentive stock options, a “related entity” is limited to certain subsidiary or parent corporations.

The Compensation Committee administers the Plan and may delegate all or part of its authority to one or more officers. However, the Compensation Committee may not delegate its authority with respect to grants and awards (i) to individuals who are subject to Section 16 of the Securities Exchange Act or (ii) that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. As used in this summary, the term “administrator” means the Compensation Committee and any delegate of the Compensation Committee.

No awards have been made pursuant to the Plan and no determination has been made as to which persons eligible to participate in the Plan will receive future awards under the Plan and, therefore, the benefits to be allocated to any individual or to various groups are not presently determinable.

If the shareholders approve the amendments to the Plan, the Company will be authorized to issue under the Plan up to 13,675,000 shares of Common Stock. Generally, if an award is terminated, the shares allocated to that award under the Plan will not be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or in satisfaction of tax withholding requirements under the Plan also will not be reallocated to other awards.

The Plan provides that if there is a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction which in the judgment of the Compensation Committee affects Common Stock with respect to awards that have been or may be issued, the Compensation Committee will, in such manner as it deems equitable, (i) make proportionate adjustments to the number of shares that may be issued under the Plan (including the individual limits on awards) and the terms of all outstanding grants and awards or (ii) cause any outstanding awards to be cancelled in consideration of a cash payment, alternate award or combination thereof equivalent to the fair value of the cancelled award.

The Plan also provides that no award may be granted more than 10 years after the date the Plan was adopted by the Board of Directors, which was July 27, 2011.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of the grant, except that the exercise price for incentive stock options granted to employees who own more than 10 percent of the Company’s, or certain parent or subsidiary corporations’, voting power (a “10 percent shareholder”) will not be less than 110 percent of the fair market value of a share of Common Stock on the date of the grant. The period in which an option may be exercised is determined by the administrator on the date of the grant, but may not exceed 10 years (or five years for incentive stock options granted to 10 percent shareholders). Payment of the option exercise price may be in cash or cash equivalent acceptable to the administrator or using a cashless exercise procedure approved by the administrator through a broker or dealer approved by the administrator. If the agreement provides, payment may be made with shares of Common Stock, including the surrender or withholding of shares of Common Stock upon exercise to the extent permitted under applicable laws and regulations. The Plan provides that a participant may not be granted options in a calendar year for more than 7,750,000 shares of Common Stock. No option may include provisions that reload the option upon exercise.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. At the discretion of the administrator, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant. The Plan provides that a participant may not be granted SARs in a calendar year for more than 7,750,000 shares of Common Stock. For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award. Exercise of such a SAR will terminate the related option to the extent of the shares for which the SAR is exercised.

Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of Common Stock. A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to performance objectives or other conditions set forth in the grant agreement. By way of example, the restrictions may postpone transferability of the shares or may provide the shares will be forfeited if the participant separates from service from the Company or fails to achieve stated performance objectives, which may include the performance criteria below. The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Internal Revenue Code in the case of stock awards intended to constitute “qualified performance-based compensation” under that Code Section. The Plan provides that a participant may not be granted stock awards in any calendar year for more then 3,875,000 shares of Common Stock.

Stock Units

The Compensation Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of both. The performance objectives that apply to a stock unit award may be based on the performance criteria below. The administrator may, in its discretion, reduce the performance period or adjust objectives in connection with a participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Internal Revenue Code in the case of stock units intended to constitute “qualified performance-based compensation” under that Code Section. The Plan provides that no participant may be granted more than 3,875,000 stock units in a calendar year.

Incentive Awards

Incentive awards entitle the participant to receive payment if certain performance objectives or other conditions prescribed by the administrator are satisfied. The award may only be earned upon the satisfaction of stated performance objectives during a performance period of at least one year. The performance objectives that apply to an incentive award may be based on the performance criteria described below. The administrator may, in its discretion, reduce the performance period or adjust objectives in connection with a participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Internal Revenue Code in the case of incentive awards intended to constitute “qualified performance-based compensation” under that Code Section. To the extent that incentive awards are earned, our obligation will be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. The Plan provides that no person may be granted incentive awards in any calendar year with a maximum possible payout of more than $1.5 million (in the case of awards with a performance period of one year). The Plan also provides that no person may be granted incentive awards in any calendar year with a maximum possible payment of more than $125,000 times the number of months in the performance period (in the case of awards with a performance period greater than one year).

Performance Criteria

The performance objectives stated with respect to an award may be based on one or more of the following performance criteria:

•	cash flow and/or free cash flow (before or after dividends),

•	earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share),

•	the price of Common Stock,

•	return on equity,

•	total shareholder return,

•	return on capital (including return on total capital or return on invested capital),

•	return on assets or net assets,

•	market capitalization,

•	total enterprise value (market capitalization plus debt),

•	economic value added,

•	debt leverage (debt to capital),

•	revenue,

•	income or net income to common shareholders,

•	net interest income,

•	operating profit or net operating profit,

•	net interest margin,

•	return on operating revenue,

•	cash from operations,

•	operating ratio,

•	asset quality ratios, and

•	market share.

If the Compensation Committee determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals established with respect to performance criteria and have unduly influenced the Company’s ability to meet them, the Compensation Committee will adjust the goals (either up or down) and the level of an award that at a participant may earn, but only to the extent permitted pursuant to Section 162(m) of the Internal Revenue Code. Performance goals and awards conditioned on attainment of the goals will be calculated and earned without regard to changes in accounting standards after the performance goals are established.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, the Company may not deduct any amount in connection with the incentive stock option.

In addition, if the employee sells shares acquired under an incentive stock option before the end of required holding periods, he or she recognizes ordinary income in the year of the sale. That income equals the difference between the exercise price and fair market value of the stock on the date of exercise. The Company will be entitled to a federal income tax deduction if, and to the extent, a participant recognizes ordinary income with respect to his or her incentive stock option.

Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of a SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense for the year of exercise.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock at grant in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to a corresponding tax deduction in the year the participant includes the compensation in income.

Incentive Awards

A participant generally will not recognize taxable income upon the grant of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Performance-Based Compensation

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded companies. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that grants of options and SARs under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by the shareholders. Stock awards, incentive awards and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied. State tax consequences may in some cases differ from those described above.

Amendment and Termination

The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if required by applicable law or any exchange on which the Common Stock is listed.

Vote Required

The amendments to the Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSAL THREE – THE AMENDMENT TO THE 2011 OMNIBUS

INCENTIVE PLAN

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Particularly during this challenging environment for banking services and the depressed market for bank stocks, our Compensation Committee and management believe that shareholder value must drive executive compensation decisions. While our compensation philosophy has been to maintain a competitive compensation package to attract qualified executive officers, we have historically had a pay-for-performance program that bases compensation decisions on the financial performance of the Company. Due primarily to economic conditions, the Company was unable to provide in fiscal 2011 the return to shareholders that management and the Board of Directors desired. As a result of continued poor economic conditions, compensation to our executive officers continued to be frozen in 2011, with bonus and stock compensation all but eliminated.

Our recent mergers have also factored into our executive compensation program. The June 1, 2008 merger combined the Company’s and Shore’s executive management teams and the December 31, 2008 merger combined the Company’s and Gateway’s management teams. Both mergers brought together different executive compensation programs. The following plans of Shore were assumed by the Company in connection with its acquisition: the Shore Financial Corp. 2001 Stock Incentive Plan and the Shore Financial Corp. 401(k) Plan (the “Shore 401(k) Plan”). The following plans of Gateway were assumed by the Company in connection with its acquisition of Gateway: the Gateway Bank and Trust Company Employee’s Savings & Profit Sharing Plan and Trust (the “Gateway 401(k) Plan”); the 1999 Incentive Stock Option Plan of Gateway Financial Holdings, Inc.; the 1999 Non-Statutory Stock Option Plan of Gateway Financial Holdings, Inc.; the 2001 Non-Statutory Stock Option Plan of Gateway Financial Holdings, Inc.; the 2005 Omnibus Stock Ownership and Long-Term Incentive Plan of Gateway Financial Holdings, Inc.; and the 1999 Bank of Richmond Stock Option Plan of Gateway Financial Holdings, Inc.

There have been several changes to these plans. The Company’s Executive Savings Plan was discontinued during 2010. On April 1, 2011, the Company converted all 401(k) plans into the Virginia Bankers Association Master Defined Contribution Plan for Hampton Roads Bankshares, Inc. (the “Plan”). On October 4, 2011, the Company’s shareholders approved the 2011 Omnibus Incentive Plan, which succeeds the Company’s 2006 Stock Incentive Plan and provides for the grant of up to 2,750,000 shares of our Common Stock as awards to employees of the Company and its related entities, members of the Board of Directors of the Company, and members of the board of directors of any of the Company’s related entities.

During 2011, our Compensation Committee focused on retaining and attracting key executives to assist in managing though the financial challenges facing the Company. The Compensation Committee reviews the compensation, including salaries, bonuses, employee benefits, executive incentive plans, policies, practices, and programs, for the Company’s executive officers. We evaluate the performance of the Company’s Chief Executive Officer and, with the assistance of the Chief Executive Officer, the performance of the other executive officers.

Our intent is to offer compensation packages that will attract and retain high quality personnel for our organization. We want to provide our employees with incentives that will align their interests with the long-term and short-term goals of the organization as a whole. Several components of our compensation packages include vesting periods and stock ownership that are designed to promote loyalty and longevity among employees. We wish to reward those employees who are excelling in their respective positions and, by so doing, enhance the future profitability of our Company.

Changing Regulatory Environment

Our compensation programs during 2011 were also impacted by our participation in the CPP of the United States Department of the Treasury’s TARP. As a result of participation in TARP, our executives and certain of our employees were subject to compensation related limitations and restrictions, which will continue to apply so long as the Treasury holds the Common stock it received in return for the financial assistance it provided us (disregarding any warrants to purchase our Common Stock that the Treasury may hold). The TARP compensation limitations and restrictions include:

•	a prohibition on payment to any of our five most highly compensated employees of any cash bonuses;

•

a prohibition on our Named Executive Officers and the next five most highly compensated employees from receiving any severance payments upon a termination of employment or any payments triggered by a change-in-control;

•

a requirement that we “claw back” incentive compensation to our Named Executive Officers and the next 20 most highly compensated employees if it is based on materially inaccurate financial statements or performance metrics and a prohibition on payment of any tax gross-up payment to this group; and

•	a limitation on tax deductions for compensation paid to each of our Named Executive Officers that exceeds $500,000 in any year.

On June 21, 2010, the Federal Reserve, the Office of the Comptroller of the Currency, the FDIC, and the Office of Thrift Supervision issued guidance on sound incentive compensation policies. The guidance includes three broad principles:

•	Incentive compensation arrangements should balance risk and financial results in a manner that does not encourage employees to expose their organizations to imprudent risks.

•	A banking organization’s risk-management processes and internal controls should reinforce and support the development and maintenance of balanced incentive compensation arrangements.

•	Banking organizations should have strong and effective corporate governance to help ensure sound compensation practices, including active and effective oversight by the board of directors.

The guidance was immediately effective under the agencies’ power to regulate the safety and soundness of financial institutions. The guidance applies to all U.S. financial institutions.

As required by TARP and consistent with the other regulatory guidance mentioned above:

•	Performance-based bonuses and other incentive payments to the five most highly compensated employees, and all other employees were not made during fiscal 2011.

•

The change of control agreements previously applicable to our named executive officers, the next five most highly compensated employees, and all other employees continued to be suspended in fiscal 2011.

The Company has agreements with Andy Davies (who resigned as President and Chief Executive Officer in August 2011) and Douglas J. Glenn, which authorize the Company or the applicable subsidiary of the Company to amend his or her compensation, bonus, incentive, and other benefit plans and arrangements and agreements as necessary to comply with the requirements of Section 111(b) of the EESA and the Treasury’s CPP and waives any and all claims against the Treasury and against the Company for those changes that the Company shall make to its compensation and benefit programs to allow the Company to comply with Section 111(b) of EESA in conjunction with its participation in the Treasury’s CPP.

Our Board also adopted an “Excessive or Luxury Expenditure Policy” that is consistent with the TARP requirements and that can be found on the Company’s website. This policy, which applies to all our employees, covers expenditures for entertainment or events, office and facility renovations, aviation or other transportation services, and other activities or events. These expenditures are prohibited excessive or luxury expenditures to the extent they are not reasonable expenditures for staff development, reasonable performance incentives, or other similar reasonable measures conducted in the normal course of the Company’s business operations.

In addition to the TARP executive compensation restrictions described above, the Company is prohibited, under section 18(k) of the Federal Deposit Insurance Act and 12 C.F.R. Part 359, from making any severance or indemnification payments to its employees for so long as Bank of Hampton Roads or the Company remain in troubled condition under applicable federal regulations. To the extent that our arrangements, plans, or other arrangements described herein provide for severance or indemnification payments, we may be prohibited from making such payments by 12 C.F.R. Part 359.

W. Thomas Mears and Michael J. Sykes were not subject to the above referenced TARP limitations on the payment of performance-based bonuses and other incentive payments during 2011. Both Mr. Mears and Mr. Sykes received incentive compensation during 2011 as discussed in more detail below. In 2012 the bonus limitations will apply to Mr. Mears and Mr. Sykes such that they may not be eligible to receive comparable or other bonuses in 2012.

Elements of Compensation

The challenge for management and the Compensation Committee is to motivate, retain, and reward key performers for working harder and smarter than ever in a very difficult banking environment. At the same time, we recognize that some of the tools we would use to accomplish these objectives were unavailable due to the TARP compensation restrictions. In 2011, management and the Compensation Committee, believing in the long-term validity of our compensation program, attempted to preserve the integrity of that program to the extent possible, while respecting the requirements and restrictions of TARP.

Consistent with 2010 compensation, economic conditions, and Company performance, in 2011 it was apparent that making most incentive payments to executive officers would not be appropriate. As a result, the compensation to our executive officers, including our Named Executive Officers, continued to be frozen, with bonus and stock compensation all but eliminated. In freezing our compensation, the Company specifically considered worsening economic conditions in the markets in which our borrowers operate and that the levels of loan delinquencies and defaults that we were experiencing were substantially higher than historical levels.

The executive officers did not play a role in the compensation process during 2011, except for the former Chief Executive Officer, John A. B. Davies, Jr., who presented information regarding the other executive officers to the Compensation Committee for their consideration. Mr. Davies was never present while the Compensation Committee deliberated on his compensation package.

Our compensation packages currently consist of the following elements:

Salary: We consider many factors in determining the salary component for each of the executive officers. Because one of our objectives is to attract and retain high quality personnel, we, historically, have conducted surveys of other financial institutions and reviewed data from a peer group within our region taking into account asset size and revenue base to ensure that we are comparing ourselves to similar organizations. In fiscal 2011, however, no such survey or peer review was conducted and no benchmarking was used in setting annual compensation.

Salary for each executive officer is determined based on his or her individual and group responsibilities and achievements during the preceding year and such determination includes judgments based on performance evaluations, regulatory examination results, efficiency in performance of duties, and demonstrated leadership skills. Normally, decisions to increase or decrease compensation materially from the prior period are influenced by the amount of new responsibilities taken on by the executive officers and their contributions to the profitability of the Company.

Employment Agreements:

Douglas J. Glenn. Mr. Glenn entered into a six-year employment contract in 2007. His annual salary in 2011 was $425,000. Mr. Glenn is eligible to participate in the following compensation programs offered by the Company: Supplemental Retirement Agreement, Stock Incentive Plan, and the Executive Savings Plan, which was terminated effective September 30, 2010. On February 13, 2012, in connection with his appointment to President and Chief Executive Officer, Mr. Glenn entered into an Amended and Restated Employment Agreement (“Restated Agreement”). The Restated Agreement provides that Mr. Glenn’s employment with the Company and the Bank is at-will and that he is entitled to 90 days prior notice of termination of his employment. Mr. Glenn will receive an initial base salary of $550,000 and will be eligible for annual salary increases at the discretion of the boards of directors of the Company and the Bank. Under the Restated Agreement, Mr. Glenn is also entitled to participate in the Company’s employee and director benefit plans and programs for which he is or will be eligible and certain fringe benefits. Mr. Glenn will not be entitled to any change of control or severance benefits.

The Restated Agreement provides that Mr. Glenn will receive annual restricted stock grants equal to 50% of his average base salary in the year of the grant. The restricted stock will vest on the later of two years from the date of the grant, the date the Company is no longer subject to the executive compensation and corporate governance requirements of Section 111(b) of the EESA, or the date the Company is no longer subject to the Written Agreement. Any shares of restricted stock that vest shall not be transferable except as permitted by EESA and the regulations thereunder.

Mr. Glenn also has a supplemental employment retirement agreement. The purpose of the agreement is to provide a retirement vehicle for Mr. Glenn that will reward his years of service to the Company. Under this agreement, Mr. Glenn is eligible to receive an annual benefit payable in 15 installments equal to 50% of his benefit computation base following the attainment of his plan retirement date in 2031. The benefit computation base is calculated on his average compensation including bonuses from us over the three highest compensation completed calendar years prior to the year during which the plan retirement date occurs. Currently the estimated annual benefits payable upon retirement at the plan retirement date are $488,668. Mr. Glenn will become fully vested in the plan on November 2022. The Restated Agreement amended Mr. Glenn’s supplemental employment retirement agreement to state that the maximum aggregate amount he shall be entitled to receive is the lesser of $600,000 or the amount he is otherwise entitled to under the supplemental retirement agreement.

Upon his hiring, Mr. Glenn was granted incentive stock options for 800 shares of Company Common Stock that vests in years five through ten of Mr. Glenn’s employment, or immediately upon a change-of-control event and other customary circumstances.

John A. B. Davies, Jr. Mr. Davies resigned as President and Chief Executive Officer of the Company on August 12, 2011. Mr. Davies joined the Company as President and Chief Executive Officer effective July 14, 2009, at which time the Company and Mr. Davies entered into a three-year employment contract, which provided for an initial annual salary of $500,000. He was eligible to participate in all cash and non-cash employee benefit plans maintained by the Company for its senior executive officers, as determined by the Board of Directors. All of the plans are more fully discussed herein. Other benefits extended to Mr. Davies included the personal use of a Company automobile.

Subject to certain limitations, Mr. Davies’ employment agreement provided that he was to receive annual restricted stock grants. Mr. Davies received no such restricted stock grants in 2011.

Mr. Davies’ employment agreement also called for certain payments to be made if he was terminated other than for “cause” or resigned for “good reason” (as those terms were defined in his employment agreement), or if he was terminated other than for cause or resigned for good reason within one year after a “change of control” (as that term is defined in his employment agreement).

The Company’s obligation to make these payments was qualified in its entirety by the Company’s ability to make such payments under applicable law. The Company made no such payments in connection with Mr. Davies’ resignation from the Company.

In connection with Mr. Davies’ resignation from the Company, he entered into a Consulting Agreement and a Transition Agreement, both dated August 17, 2011. The Consulting Agreement provides that, effective September 12, 2011, Mr. Davies will be retained as a consultant for one year in order to facilitate a smooth and orderly transition within the Company and the Bank and to assure access to Mr. Davies’ unique and valuable services. Under the Consulting Agreement, Mr. Davies may perform up to 1,000 hours of service, as specified in the Consulting Agreement, in exchange for monthly consulting payments of $41,667, subject to adjustment based on the number of hours of service performed in a particular month. In addition, the Company will reimburse Mr. Davies for out-of-pocket expenses he reasonably incurs to perform his consulting services, subject to the prior approval of the Company. Under the Transition Agreement, Mr. Davies continued to serve as a full-time employee until September 11, 2011, at which point his employment terminated. Also under the Transition Agreement, Mr. Davies has agreed not to compete with the Company or the Bank or solicit any employee of the Company or the Bank until September 11, 2013 in exchange for $110,000 in cash consideration. The Transition Agreement also contains a mutual release of claims.

Stephen P. Theobald. Mr. Theobald has no written employment contract with the Company. His annual base salary is $425,000. In addition, Mr. Theobald is eligible to participate in all of the plans and arrangements that are generally available to all of the Company’s salaried employees.

W. Thomas Mears. Mr. Mears has no written employment contract with the Company. His annual base salary is $240,000. Mr. Mears received a $100,000 sign-on bonus as well. In addition, Mr. Mears is eligible to participate in all of the plans and arrangements that are generally available to all of the Company’s salaried employees.

Michael J. Sykes. Mr. Sykes has no written employment contract with the Company. His annual base salary is $150,000. During 2011, Mr. Sykes also received commissions of $146,494 for his work in the Company’s special assets division. As a member of the special assets division, Mr. Sykes participated in the Special Assets Division 2011 Proposed Incentive Plan. Under this plan, Mr. Sykes was eligible for and received commissions on the resolution of non-performing assets equal to 0.75% of qualifying resolutions. Mr. Sykes is no longer a member of the special assets division, and therefore, no longer participates in this or similar plans though he may receive commission under the plan on non-performing assets that began the resolution process and were still in process before he left the division. In addition, Mr. Sykes is eligible to participate in all of the plans and arrangements that are generally available to all of the Company’s salaried employees.

Robert J. Bloxom. Mr. Bloxom previously entered into a five-year employment contract with Shore Bank in 2008, which includes payment of a severance amount in the event of a change-in-control of the Company, which may be paid unless the Treasury Department or other government agency issues guidance that would prohibit such payments, such as EESA and ARRA. If permitted by law, the severance amount will be equivalent to 2.99 times his annual salary payable over a sixty-month period. Mr. Bloxom’s annual salary in 2011 was $275,000. Mr. Bloxom’s employment contract will renew in five-year increments. In addition, Mr. Bloxom is eligible to participate in all of the plans and arrangements that are generally available to all of the Company’s salaried employees.

Incentive Arrangement: In order to focus our executive officers’ attention on the profitability of the organization as a whole, we have historically paid cash incentives based upon our annual financial performance as measured by return on average assets. Given the operating losses experienced in 2010, a decision was reached that the Company would not pay bonuses to executive officers under this plan during 2011.

2011 Omnibus Stock Incentive Plan: We strongly encourage our employees to own stock in the Company. We feel that stock ownership among employees fosters loyalty and longevity and is an excellent method for aligning employee interests with the long-term goals of the organization and our shareholders. To facilitate stock ownership, the compensation committee of the Board of Directors adopted the 2011 Omnibus Stock Incentive Plan, which was approved by our shareholders on October 4, 2011. The 2011 Omnibus Incentive Plan succeeds our 2006 Stock Incentive Plan and provides for the grant of up to 2,750,000 shares of our Common Stock as awards to employees of the Company and its related entities, members of the Board of Directors of the Company, and members of the board of directors of any of the Company’s related entities. Awards may be made in the form of options, stock appreciation rights, stock awards, stock units, and incentive awards. Each type of award under the plan is subject to different requirements and the awards may be conditioned by the performance of the officers and their contribution to the performance of the Company. The plan provides that no person shall be granted stock options or stock appreciation rights for more than 1,000,000 shares of Common Stock or stock awards or stock units of more than 500,000 shares of Common Stock during any calendar year. The plan also provides that no person may be granted incentive awards in any calendar year with a maximum possible payout of more than $1.5 million. During 2011, the Company granted no stock options, stock awards, or other incentive awards under this plan or under the 2006 Stock Incentive Plan it replaced.

Executive Savings Plan: We implemented an Executive Savings Plan with executive officers and certain other officers whereby an initial contribution of the officer’s salary made by the officer will be matched 100% each year by the Company as long as the officer’s employment with the Company continues and the officer is in good standing. This plan was terminated, effective September 30, 2010 and all remaining account balances were distributed on October 1, 2011.

Defined Contribution Plan: We provide defined contribution 401(k) plans at each of our subsidiary banks. The Company may also make an additional discretionary contribution to the plans. Participants are fully vested in their contributions and the Company’s match immediately and become fully vested in the Company’s discretionary contributions after three years of service.

Previously, BOHR, Gateway, and Shore had separate plans, however, on April 1, 2011, the Company converted all plans into the Virginia Bankers Association Master Defined Contribution Plan for Hampton Roads Bankshares, Inc. (the “Plan”). Any employee of the Company, Bank of Hampton Roads, or Hampton Roads Investments, Inc. who is at least 21 years of age and has at least three months of service is eligible to participate in the Plan. Additionally, any employee of Shore Bank who is at least 18 years old and has at least three months of service prior to April 1, 2011 is eligible to participate in the Plan. Participants may contribute up to 98% of their covered compensation, subject to statutory limitations, and the Company will make matching contributions of 100% of the first 3% of pay and 50% for the next 2% of pay. The Company may also make additional discretionary contributions to the Plan. Participants are fully vested in their contributions and the Company’s match immediately and become fully vested in the Company’s discretionary contributions after three years of service.

Supplemental Retirement Agreement: The Company has entered into Supplemental Retirement Agreements with several key officers, including Mr. Glenn. The details of his agreements are discussed above.

Risk Assessment

We reviewed our compensation programs and policies for all employees and determined that they do not encourage employees to expose the Company to imprudent risks and are not reasonably likely to have a material adverse effect on the Company. We believe our compensation programs are designed with the appropriate balance of risk and reward in relation to our Company’s overall business strategy. In addition, our executive compensation programs did not provide for the payment of performance-based bonuses in 2011, which significantly reduces the amount of excessive risk-taking that our compensation programs might impose.

2011 Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Annual Report on Form 10-K and to be included in the Company’s proxy statement related to its 2012 Annual Meeting of Shareholders and discussed it with the Company’s management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K for the year ended December 31, 2011 and the Company’s Proxy Statement.

During 2011, the Company participated in the TARP established by the Treasury under the EESA as a result of its prior sale of preferred stock to the Treasury and subsequent exchange and conversion of preferred stock into Common Stock of the Company.

As required by the TARP and by the ARRA, the Compensation Committee reviewed the terms of each senior executive officer and employee compensation plan with the Company’s senior risk officer. This process included the review of all applicable senior executive officer and employee contracts, including salary, annual incentives, and long-term incentives and performance measurements.

As required by ARRA, a number of changes were made to our executive compensation program. The changes include:

•	Performance-based bonuses and other incentive payments to the five most highly compensated employees, as well as all other employees, were not made during 2010 and 2011.

•	The change of control agreements previously applicable to senior executive officers, the next five most highly compensated employees, and all other employees were suspended during fiscal 2011.

In addition, the Company has required that bonus payments to senior executive officers or any of the next twenty most highly compensated employees, as defined in the regulations and guidance established under section 111 of EESA (bonus payments), be subject to a recovery or “clawback” provision if the bonus payments were based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

The purpose of the review was to identify any features of the compensation plans that could encourage the Company’s executive officers to take unnecessary and excessive risks or encourage the Company’s employees to manipulate reported earnings to enhance compensation. The Committee believes that the compensation plans do not encourage the senior executive officers to take unnecessary or excessive risks that threaten the value of the Company or encourage the manipulation of reported earnings because such plans currently do not contain performance-based compensation elements. In addition, to ensure compliance with relevant laws associated with the receipt of TARP and to limit potential risks posed by its compensation plans, the Company suspended all incentives, with the exclusion of base salaries.

The Compensation Committee certifies that it has reviewed with the senior risk officer the senior executive officer compensation plans and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company. The Compensation Committee further certifies that it has reviewed with the senior risk officer the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and the Company has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

Patrick E. Corbin

Henry P. Custis, Jr.

Robert B. Goldstein

Hal F. Goltz

W. Lewis Witt

Summary Compensation Table

The following table shows the compensation of our principal executive officers and principal financial officers during 2011, as well as our three most highly compensated executive officers (other than our principal executive officer and principal financial officers) during the year. References throughout this Annual Report on Form 10-K to our “Named Executive Officers” or “named executives” refer to each of the individuals named in the table below.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (j) ($)		All Other Compensation ($)		Total ($)
Douglas J. Glenn, President and CEO(h)	2011	$433,173		—		—	—	—	$67,720	(k)	$44,300	(a)	$545,193
	2010	404,167		—		—	—	—	55,976		59,942		520,085
	2009	400,000		—		—	—	—	55,193		75,302		530,495

John A.B. Davies, Jr, Former President and CEO(i)	2011	383,572		—		—	—	—	—		88,537	(b)	472,109
	2010	500,000		—		—	—	—	—		78,197		578,197
	2009	242,628		57,895		123,750	—	—	—		11,913		436,186

Stephen P. Theobald, CFO	2011	425,000		—		—	—	—	—		4,797	(d)	429,797
	2010	35,417	(c)	—		—	—	—	—		269,785		305,202

W. Thomas Mears, President & CEO of Shore Bank	2011	210,000		100,000	(l)	—	—	—	—		23,600	(e)	333,600

Michael J. Sykes, Senior VP	2011	296,494	(m)	—		—	—	—	—		7,057	(f)	303,551

Robert J. Bloxom, Chief Risk Officer	2011	287,692		—		—	—	—	—		10,106	(g)	297,798

(a)	This column includes $34,500 in board fees and $9,800 in 401(k) matching funds.
(b)	This column includes $23,333 in board fees, $11,250 in 401(k) matching funds, $2,329 for personal use of company car, $26,625 for consulting services performed after resignation as President and Chief Executive Officer, and $25,000 under his transition agreement in return for his agreement not to compete with the Company.

(c)	This amount represents part-year compensation paid to Mr. Theobald having joined the Company as Chief Financial Officer on December 1, 2010.
(d)	This column includes $4,797 in 401(k) matching funds.
(e)	This column includes $15,500 in board fees, $5,600 in 401(k) matching funds, and $2,500 for dues for the Greater Salisbury Committee.
(f)	This column includes $6,797 in 401(k) matching funds and $260 for dues for Hampton Roads Association for Commercial Real Estate.
(g)	This column includes $10,106 in 401(k) matching funds.
(h)	Mr. Glenn was named Interim President and Chief Executive Officer on August 18, 2011.
(i)	This amount represents part-year compensation due to Mr. Davies, who resigned as President and Chief Executive Officer of the Company effective August 12, 2011.
(j)	This column represents the change in the benefit obligation for Mr. Glenn’s Supplemental Retirement Agreement from the previous year to the current year. These amounts were expensed during the year and a liability was recorded on the Company’s balance sheet which represents the present value of the payments that will be made to Mr. Glenn under the Supplemental Retirement Agreement upon his retirement.
(k)	Under the executive savings plan, Mr. Glenn’s holdings decreased in value by $3,125.
(l)	Mr. Mears was not subject to the TARP limitations on the payment of performance-based bonuses and other incentive payments during 2011. The bonus limitations will apply to Mr. Mears in 2012.
(m)	Mr. Sykes received $150,000 attributable to salary and $146,494 attributable to commissions under the Special Assets Division 2011 Proposed Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End Table

The following table presents outstanding stock option and non-vested stock awards as of December 31, 2011.

				Stock Awards
	Option Awards				Number of Shares	Market Value of Shares
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	or Units of Stock That Have Not Vested (#)	or Units of Stock That Have Not Vested ($)
Douglas J. Glenn					80	$219.20
	333	467	$306.25	11/01/2017
					—	—
	80	—	300.00	12/31/2016	—	—
	400	—	300.00	12/31/2016	—	—
John A. B. Davies, Jr.	—	—	—	n/a	—	—
Stephen P. Theobald	—	—	—	n/a	—	—
W. Thomas Mears	—	—	—	n/a	—	—
Michael J. Sykes	—	—	—	n/a	—	—
Robert J. Bloxom	—	—	—	n/a	—	—

With the exception of the shares expiring on November 1, 2017, the above stock options are fully vested and have 10-year terms. The shares expiring on November 1, 2017 are vested over ten years so that 80 shares vest annually on November 1.

Option Exercises and Stock Vested Table

The following table presents the stock options exercised and the stock awards vested for the Named Executive Officers during 2011.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas J. Glenn	—	—	80	$335.20
John A. B. Davies, Jr.	—	—	—	—
Stephen P. Theobald	—	—	—	—
W. Thomas Mears	—	—	—	—
Michael J. Sykes	—	—	—	—
Robert J. Bloxom	—	—	—	—

Pension Benefits Table

The following table presents information related to the Supplemental Retirement Agreements for the Named Executive Officers as of and for the year ended December 31, 2011.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Douglas J. Glenn	Supplemental Retirement Agreement	4	223,202	—
John A. B. Davies, Jr.	None	—	—	—
Stephen P. Theobald	None	—	—	—
W. Thomas Mears	None	—	—	—
Michael J. Sykes	None	—	—	—
Robert J. Bloxom	None	—	—	—

Mr. Glenn’s Supplemental Retirement Agreements is discussed in further detail in the Compensation Discussion and Analysis section of this Annual Report on Form 10-K. The discount rate used to calculate the Present Value of Accumulated Benefit was 7% under the terms of the plan agreement.

Nonqualified Deferred Compensation Table

The following table presents information related to the Executive Savings Plan for the Named Executive Officers during 2011.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Douglas J. Glenn	—	—	($3,125)	$1,814	—
John A. B. Davies, Jr.	—	—	—	—	—
Stephen P. Theobald	—	—	—	—	—
W. Thomas Mears	—	—	—	—	—
Michael J. Sykes	—	—	—	—	—
Robert J. Bloxom	—	—	—	—	—

The Executive Savings Plan was terminated on September 30, 2011 and the remaining balance was paid on October 1, 2011. The Executive Savings Plan is discussed in further detail in the Compensation Discussion and Analysis section of this Annual Report on Form 10-K. The amounts disclosed above in the “Aggregate Earnings in Last Fiscal Year” columns were also included in the “All Other Compensation” column of the Summary Compensation Table above.

Potential Payments upon Termination or Change-in-Control

The table below shows the present value of estimated Company payments under the employment agreements, equity plans, and other non-qualified plans described above, upon a termination of employment, including the Company gross-up payments for excise tax on the parachute payments upon a change of control, for each of the Named Executive Officers. The payments represent the maximum possible payments under interpretations and assumptions most favorable to the executive officer. All termination events are assumed to occur on December 31, 2011 and termination upon a change of control is assumed to be involuntary by the Company or its successor. Company payments to a terminated executive may be more or less than the amounts contained in the various agreements and plans. In addition, certain amounts currently are vested and, thus, do not represent an increased amount of benefits. Mr. Davies resigned as President and Chief Executive Officer of the Company on August 12, 2011. In connection with that resignation, he entered into a Consulting Agreement and a Transition Agreement, both of which are discussed in more detail in the Compensation Discussion and Analysis section of this Annual Report on Form 10-K. The amounts shown for Mr. Davies’ Consulting Agreement and Transition Agreement below are the amounts actually due under the agreements to Mr. Davies, subject to the conditions and obligations applicable to such payments discussed above under Compensation Discussion and Analysis.

	Glenn(1)		Davies	Theobald	Mears	Sykes	Bloxom
CHANGE OF CONTROL
Employment Agreement	—		—	—	—	—	—	(2)(4)
Supplemental Retirement Agreement/Plan	—	(2)(3)	—	—	—	—	—
Fully vested prior to Change of Control	—		—	—	—	—	—
Additional vesting due to change in control	—		—	—	—	—	—
Employee Savings Plan	—		—	—	—	—	—
Restricted Stock	—	(2)(3)	—	—	—	—	—
Sub Total	—		—	—	—	—	—
Contractual Gross-Up for Excise Taxes	—		—	—	—	—	—
Company Payment Upon Change of Control	—		—	—	—	—	—
RETIREMENT	—		—	—	—	—	—
TERMINATION OF EMPLOYMENT BY EXECUTIVE WITH OR WITHOUT GOOD REASON	—		—	—	—	—	—

	Glenn(1)	Davies	Theobald	Mears	Sykes	Bloxom
TERMINATION OF EMPLOYMENT BY BANK WITH OR WITHOUT CAUSE	—	—	—	—	—	—	(2)(5)
DEATH
Restricted Stock	$219	—	—	—	—	—
Employment Agreement	—	—	—	—	—	—
Supplemental Retirement Agreement	—	—	—	—	—	—
SERP	—	—	—	—	—	—
Executive Savings Plan	—	—	—	—	—	—
DEATH	$219	—	—	—	—	—
DISABILITY
Restricted Stock	$219	—	—	—	—	—
Employment Agreement	—	—	—	—	—	$137,500
Supplemental Retirement Agreement	—	—	—	—	—	—
SERP	—	—	—	—	—	—
Executive Savings Plan	—	—	—	—	—	—
DISABILITY	$219	—	—	—	—	$137,500
OTHER
Consulting Agreement	—	$473,375	—	—	—	—
Transition Agreement	—	85,000	—	—	—	—
DEATH	—	$558,375	—	—	—	—

(1)	All amounts reflect the Amended and Restated Employment Agreement among the Company, BOHR, and Mr. Glenn entered into on February 13, 2012.
(2)	The TARP compensation limitations prohibit the Company from making “any payment” to the Named Executive Officers for departure from the Company for any reason, or paying any benefit upon a change-in-control, except for payments for services performed or benefits accrued. In addition, the Company is prohibited, under Section 18(k) of the Federal Deposit Insurance Act and 12 C.F.R. Part 359, from making any severance or indemnification payments to its employees for so long as BOHR or the Company remain in troubled condition under applicable federal regulations. Both of these limitations exclude payments due to an employee on death or disability.
(3)	If the payment had not been prohibited by the regulations discussed in footnote 2 above, Mr. Glenn would have been entitled under his Supplemental Retirement Agreement to receive $600,000 and $700 in restricted stock would have vested if he was terminated by the Company following a change of control on December 31, 2011.
(4)	If the payment had not been prohibited by the regulations discussed in footnote 2 above, Mr. Bloxom would have been entitled under his Employment Agreement to receive $310,137.38 if he was terminated by the Company following a change of control on December 31, 2011.
(5)	If the payment had not been prohibited by the regulations discussed in footnote 2 above, Mr. Bloxom would have been entitled under his Employment Agreement to receive $137,500.00 if he was terminated by the Company without cause on December 31, 2011.

Director Compensation Table

The following table shows compensation paid to directors of the Company during 2011.

Name	Total Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Cash from Shore Bank ($)
Pat Corbin	$32,250	—	—	$32,250	$—
Henry P. Custis(1)	51,000	—	—	35,500	15,500
Douglas J. Glenn	34,500	—	—	20,000	14,500
Robert B. Goldstein	23,250	—	—	23,250	—
Hal F. Goltz(3)	—	—	—	—	—
William E. Paulette	29,458	—	—	29,458	—
Randal K. Quarles	22,500	—	—	22,500	—
Billy G. Roughton	23,000	—	—	23,000	—
Jordan E. Slone(2)	21,083	—	—	21,083	—
W. Lewis Witt	29,250	—	—	29,250	—

(1)	Chairman of the Board for the Company.
(2)	Company directorship ended December 2, 2011.
(3)	Mr. Goltz does not receive fees in his capacity as a director of the Company, pursuant to Anchorage Capital Management’s policies.

During 2011, each director of the Company received a monthly director’s fee of $1,667 and $500 per committee meeting attended ($250 if attended by teleconference). Neither the Chairman of the Company’s Board nor any chairman of a board committee was otherwise compensated.

Certain of the Company’s directors also serve as directors of Shore Bank, a wholly-owned subsidiary of the Company. Each director of Shore Bank receives an annual retainer of $13,000 regardless of whether he attends meetings of the board plus $500 for each meeting attended, except for the chairman of the Shore Bank board, who receives an annual retainer of $22,000 plus $500 for each meeting attended. In addition, each director, excluding Mr. Glenn, is paid $250 for each board committee meeting attended. The Chair of the Risk Oversight and Compensation committees is paid $500 per meeting attended, and the Chair of the Audit Committee is compensated $700 per meeting, with other Audit Committee members receiving $350 per meeting attended.

Compensation Committee Interlocks and Insider Participation

No member of the Company’s Compensation Committee was an officer or employee of the Company during 2011. During 2011, none of our executive officers served as a member of a Compensation Committee of another entity, nor did any of our executive officers serve as a director of another entity whose executive officers served on our Compensation Committee. There are members of our Compensation Committee that have outstanding loans with Bank of Hampton Roads. Each of these loans was made in the ordinary course of business on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectability or present other unfavorable features. See “Certain Relationships and Related Transactions.”

A summary of the information related to our existing equity compensation plans as of December 31, 2011 is given below:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	30,556	$355.37	2,750,000
Equity compensation plans not approved by security holders	—	—	—

Total	30,556	$355.37	2,750,000

On October 4, 2011, the Company’s shareholders approved the 2011 Omnibus Incentive Plan, which succeeds the Company’s 2006 Stock Incentive Plan and provides for the grant of up to 2,750,000 shares of our Common Stock as awards to employees of the Company and its related entities, members of the Board of Directors of the Company, and members of the board of directors of any of the Company’s related entities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth for (1) each director and named executive officer of the Company, (2) all directors and executive officers as a group, and (3) each beneficial owner of 5% or more of our Common Stock: (i) the number of shares of Common Stock beneficially owned on May 1, 2012, and (ii) such person’s or group’s percentage ownership of outstanding shares of Common Stock on such date. All of the Company’s directors and executive officers receive mail at the Company’s principal executive office at Attn: Douglas J. Glenn, President and Chief Executive Officer at Hampton Roads Bankshares, Inc., 999 Waterside Drive, Suite 200, Norfolk, Virginia 23510.

For information concerning the impact of the Capital Raise on certain of our beneficial owners, see “Proposal One – Possible Effects on Holders of Common Stock” at page 10 above.

This table is based upon information supplied by officers, directors, and principal shareholders. Unless indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Name	Number of Shares Beneficially Owned		Percent of Outstanding Shares (1)

Certain Beneficial Owners:

Carlyle Financial Services Harbor, L.P.(2)	7,870,693.00	(3)	22.77	(3)
c/o The Carlyle Group
1001 Pennsylvania Avenue, NW
Suite 220 South
Washington, DC 20004-2505

ACMO-HR, L.L.C.(4)	7,861,753.80	(5)	22.75	(5)
c/o Anchorage Capital Group, L.L.C.
610 Broadway
6th Floor
New York, NY 10012

CapGen Capital Group VI LP(6)	6,375,584.40	(7)	18.45	(7)
280 Park Avenue
40th Floor West, Suite 401
New York, NY 10017

Fir Tree Value Master Fund, L.P.(8)	3,305,338.00		9.56
c/o Citco Fund Services (Cayman Islands) Limited
89 Nexus Way, Camana Bay
Box 31106

Affiliates of Davidson Kempner Capital Management LLC	3,305,343.00	(9)	9.56

United States Department of the Treasury	2,142,056.32	(10)	6.19
1500 Pennsylvania Avenue, NW
Washington, DC 20220

Directors:
Douglas J. Glenn	5,487	(11)	*

Patrick E. Corbin	30,108	(12)	*

Henry P. Custis	25,221	(13)	*

John A. B. Davies, Jr.(20)	4,794		*

William A. Paulette	16,694	(14)	*

Billy Roughton	51,173	(15)	*

Jordan E. Slone(20)	14,845	(16)	*

W. Lewis Witt	40,792	(17)	*

Robert B. Goldstein(21)	6,542,520.60	(18)	18.66

Hal F. Goltz	—		—

Randal K. Quarles	—		—

Non-Director Executive Officers (not included above):

Stephen P. Theobald	2,000.00		*

W. Thomas Mears	—		—

Michael J. Sykes	—		—

Robert J. Bloxom	—		—

All Directors and Executive Officers, as a group (15 persons)	6,733,634.60	(19)	19.48

*	Represents less than 1% of outstanding shares.

(1)	Applicable percentages are based on 34,561,145 shares outstanding on May 1, 2012. Shares of Common Stock subject to options and warrants exercisable within 60 days of May 1, 2012 are deemed outstanding (without regard for limitations on exercise) for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage held by any other person. The table includes shares owned by spouses, other immediate family members, in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held as restricted stock and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

(2)	Carlyle Financial Services Harbor, L.P. is the record holder of these shares of Common Stock. Following an internal reorganization on May 2, 2012, Carlyle Financial Services Harbor, L.P. is owned as follows. The general partner of Carlyle Financial Services Harbor, L.P. is TCG Financial Services, L.P. The general partner of TCG Financial Services, L.P. is Carlyle Financial Services, Ltd. The sole shareholder of Carlyle Financial Services, Ltd. is TC Group Cayman Investment Holdings Sub L.P. The general partner of TC Group Cayman Investment Holdings Sub L.P. is TC Group Cayman Investment Holdings, L.P. The general partner of TC Group Cayman Investment Holdings, L.P. is Carlyle Holdings II L.P. The general partner of Carlyle Holdings II L.P. is Carlyle Holdings II GP L.L.C. The managing member of Carlyle Holdings II GP L.L.C. is The Carlyle Group L.P. The general partner of The Carlyle Group L.P. is Carlyle Group Management L.L.C., which is managed by an eight person board of directors, with all board action relating to the voting or disposition of the shares of Common Stock held by Carlyle Financial Services Harbor L.P. requiring approval of a majority of the board. All members of the board of directors of Carlyle Group Management L.L.C. expressly disclaim beneficial ownership of such shares of Common Stock.
(3)

Does not include 333,873 shares of Common Stock underlying a warrant held by Carlyle Investment Management L.L.C. that becomes exercisable only upon the occurrence of a stay of the Written Agreement the with the Federal Reserve Bank of Richmond and the Bureau of Financial Institutions of the Virginia State Corporation Commission (the “Written Agreement”) or the occurrence of a “Sale Event,” as defined in the applicable warrant agreement.

(4)

All investment and voting decisions with respect to the shares of Common Stock held by ACMO-HR, L.L.C. are made by Anchorage Capital Group, L.L.C. (formerly named Anchorage Advisors, L.L.C.). Because of their respective relationships with ACMO-HR, L.L.C. and each other, each of Anchorage Advisors Management, L.L.C., Anchorage Capital Group, L.L.C., Anchorage Capital Master Offshore, Ltd., ACMO-HR, L.L.C and Messrs. Anthony L. Davis and Kevin M. Ulrich may be deemed to share voting and disposition power with respect to the shares of Common Stock beneficially owned by ACMO-HR, L.L.C. None of these persons or entities may be deemed to have sole voting and disposition power with respect to any shares of Common Stock beneficially owned by ACMO-HR, L.L.C.

(5)

Includes 667,745 shares of Common Stock issuable pursuant to a non-contingent warrant, but does not include 333,873 shares of Common Stock underlying a warrant that becomes exercisable only upon the occurrence of a stay of the Written Agreement or the occurrence of a “Sale Event,” as defined in the applicable warrant agreement.

(6)

Messrs. John Rose, Robert Goldstein, Eugene A. Ludwig, John Sullivan, Alfred Moses, and Edward Mathias comprise the investment committee of CapGen Capital Group VI LLC, and the investment committee is responsible for making all decisions with respect to the voting or disposition of the shares of Common Stock held by CapGen Capital Group VI LLC. CapGen Capital Group VI LLC is the general partner of CapGen Capital Group VI LP.

(7)

Includes 333,873 shares of Common Stock issuable pursuant to a non-contingent warrant, but does not include 166,936 common shares underlying a warrant that becomes exercisable only upon the occurrence of a stay of the Written Agreement or the occurrence of a “Sale Event,” as defined in the applicable warrant agreement.

(8)

Fir Tree, Inc. may be deemed to beneficially own the shares of Common Stock held by Fir Tree Value Master Fund, L.P. as a result of being the investment manager of Fir Tree Value Master Fund, L.P. Fir Tree Value Master Fund, L.P. may direct the vote and disposition of the shares of Common Stock beneficially held by it. Fir Tree, Inc. has been granted investment discretion over the Common Stock held by Fir Tree Value Master Fund, L.P., and thus, has the shared power to direct the vote and disposition of the shares of Common Stock beneficially held by Fir Tree Value Master Fund, L.P. Fir Tree, Inc. is also the investment manager of Fir Tree REOF II Master Fund, LLC, and has been granted investment discretion over the Common Stock held by Fir Tree REOF II Master Fund, LLC, and thus also has the shared power to direct the vote and disposition of such shares of Common Stock.

(9)	Each of Messrs. Thomas L. Kempner, Jr., Stephen M. Dowicz, Scott E. Davidson, Timothy I. Levart, Robert J. Brivio, Jr., Anthony A. Yoseloff, Eric P. Epstein, Avram Z. Friedman, and Conor Bastable may be deemed to share beneficial ownership over an aggregate of 3,305,343 shares of Common Stock. Each of these individuals disclaims all beneficial ownership as affiliates of a registered investment advisor, and each such individual disclaims all beneficial ownership except as to the extent of his pecuniary interest in the shares of Common Stock. The business address of each such individual is c/o Davidson Kempner Capital Management LLC, 65 East 55th Street, 19th Floor, New York, New York 10022.
(10)	Includes 2,089,022.00 shares of Common Stock issued on September 30, 2010, and 53,034.32 shares of Common Stock underlying a warrant issued that is immediately exercisable.
(11)

Includes 1,280.00 options to purchase shares, 11.00 shares held in the Company’s 401(k) Profit Sharing Plan and Trust for Douglas J. Glenn, 186.00 shares held in the Company’s 401(k) Profit Sharing Plan and Trust for Tiffany K. Glenn, 429.00 shares of restricted stock held by the Company for Douglas J. Glenn, 71.00 shares held by Tiffany K. Glenn, 379.00 shares held in a Rabbi Trust for Douglas J. Glenn, 303.00 shares held in a Rabbi Trust for Tiffany K. Glenn,

1,489.00 shares owned jointly by Douglas J. Glenn and Tiffany K. Glenn, 713.00 shares held in the Company’s director compensation plans for Douglas J. Glenn, 18.00 shares held by Tiffany K. Glenn as custodian for Grayson Glenn (son), and 18.00 shares held by Tiffany K. Glenn as custodian for Bayler Glenn (daughter).
(12)	Includes 9.00 shares owned jointly by Patrick E. Corbin and Brenda C. Corbin (wife), 8.00 shares owned by Brenda C. Corbin, 297.00 shares held in a deferred compensation plan for Patrick E. Corbin, and 1,794.00 shares held in a revocable trust for Patrick E. Corbin.
(13)	Includes 12,120.00 shares held in a revocable trust for Henry P. Custis and 2,000.00 shares held in a revocable trust jointly for Henry P. Custis and Linda Custis (wife).
(14)	Includes 1,194.00 shares owned jointly by William A. Paulette and Carolyn E. Paulette (wife).
(15)	Includes 791.00 options to purchase shares, 11,973.00 shares owned jointly by Billy Roughton and Mildred H. Roughton (wife), 729.00 shares held in a SEP for Billy Roughton and 86.00 shares held in a SEP for Mildred H. Roughton.
(16)

Includes 480.00 options to purchase shares, 69.00 shares held by the 2003 Irrevocable Slone Children’s Trust, 1,380.00 shares held by Garden Capital Acquisitions, LLC, a company operated by Jordan E. Slone, and 6,611 shares held by Slone Investments.

(17)

Includes 585.00 options to purchase shares, 2,312.00 shares owned jointly by W. Lewis Witt and Judith W. Witt (wife), 253.00 shares held in an IRA for W. Lewis Witt, 908.00 shares held in an IRA for Judith W. Witt, 13,427.00 shares held in the Company’s director compensation plans for W. Lewis Witt, 808.00 shares owned by Inner-View, Ltd., a company owned by W. Lewis Witt, 6,038.00 shares held in an IRA for W. Lewis Witt, and 62.00 shares for TOD Registration Account.

(18)

Includes 333,873.00 shares of Common Stock underlying a warrant issued to CapGen Capital Group VI LP that is immediately exercisable, but does not include 166,936.00 shares of Common Stock underlying a warrant issued to CapGen Capital Group VI LP that becomes exercisable only upon the occurrence of a stay of the Written Agreement or the occurrence of a “Sale Event,” as defined in the applicable warrant agreement.

(19)	Includes options to purchase shares.
(20)	Mssrs. Davies and Slone are no longer directors.
(21)

As a principal member and member of the investment committee of CapGen, LLC, the general partner of CapGen Capital Group VI LP, Mr. Goldstein may be deemed to be the indirect beneficial owner of such shares or shares underlying the warrants under Rule 16a-1(a)(2) promulgated under the Exchange Act. Pursuant to Rule 16a-1(a)(4) promulgated under the Exchange Act, Mr. Goldstein disclaims that he is the beneficial owner of such shares, to the extent of his pecuniary interest.

SHAREHOLDER PROPOSALS

The next Annual Meeting of Shareholders will be held by the Company on or about October 4, 2012. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company’s Proxy Statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than June 6, 2012. All such proposals and notifications should be sent to Attn: Douglas J. Glenn, President and Chief Executive Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election. Such nominations require written notice delivered to the Secretary of the Company at our principal executive office not later than (i) 45 days before the date on which we first mailed proxy materials for the prior year’s annual meeting of shareholders or (ii) in the case of special meetings, at the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. However, under our Bylaws if the date for the annual meeting has changed more than 30 days from the prior year, then the notice must be received at a reasonable time before the Company mails its proxy materials. The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a Proxy Statement as a nominee and to serve as a director if elected. Any shareholder may obtain a copy of the Bylaws, without charge, upon written request to the Chief Executive Officer of the Company. Based upon the mailing date of September 6, 2011 for the 2011 Proxy, the Company must receive proper notice of any such shareholder nomination no later than July 23, 2012.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. The words “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by risk factors described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Quarterly Report on Form 10-Q for the period ended March 31, 2012, including:

•

We incurred significant losses in 2009, 2010, 2011, and in the first three months of 2012, although at a lower level than in the previous years. While we expect to return to profitability in 2013, we can make no assurances to that effect;

•

Our capital needs could dilute your investment or otherwise affect your rights as a shareholder. If we do not generate the desired level of capital from our announced offering of Common Stock, we will try to raise additional capital and can give no assurance as to what the cost of that capital may be;

•	As a result of our intended issuance of additional shares of Common Stock in the announced offering, your investment could be subject to substantial dilution;

•	The determination of the appropriate balance of our allowance for loan losses is merely an estimate of the inherent risk of loss in our existing loan portfolio and may prove to be incorrect.

If such estimate is proven to be materially incorrect and we are required to increase our allowance for loan losses, our results of operations, financial condition, and the value of our Common Stock could be materially adversely affected;

•	We have had, and may continue to have, large numbers of problem loans and difficulties with our loan administration, which could increase our losses related to loans;

•

If the value of real estate in the markets we serve were to further decline materially, a significant portion of our loan portfolio could become further under-collateralized, which could have a material adverse effect on our loan losses, results of operations, and financial conditions;

•	An inability to improve our regulatory capital position could adversely affect our operations;

•	We may be subject to prompt corrective action by our regulators if our total risk-based capital ratio declines below 8%;

•	If our Common Stock was no longer included in the Russell 2000 or Russell 3000 Indices, there could be a reduction in liquidity and prices for our stock;

•	The Company has restated its financial statements, which may have a future adverse effect;

•

We have entered into a Written Agreement with the FRB and the Bureau of Financial Institutions that subjects us to significant restrictions and requires us to designate a significant amount of our resources to complying with the agreement, and it may have a material adverse effect on our operations and the value of our securities;

•

The formal investigation by the SEC into the Company’s provision and allowance for loan losses and deferred tax asset valuation allowances contained in its annual and quarterly reports for years 2008 through 2010 may result in penalties, sanctions, or a restatement of our previously issued financial statements (for a further discussion of this matter, see “Risk Factors – The formal investigation by the SEC may result in penalties, sanctions, or a restatement of our previously issued financial statements” in the Company’s Form 10-K for the fiscal year ended December 31, 2011);

•

The Company has received a grand jury subpoena from the United States Department of Justice, Criminal Division. The Company has been advised that it is not a target at this time, and we do not believe we will become a target, but there can be no assurances as to the timing or eventual outcome of the related investigation;

•	FDIC insurance assessments will increase from our prior inability to maintain a “well-capitalized” status, which will further decrease earnings;

•	Our commercial real estate and equity line lending may expose us to a greater risk of loss and hurt our earnings and profitability;

•	A significant amount of our loan portfolio contains loans used to finance construction and land development, and these types of loans subject our loan portfolio to a higher degree of credit risk;

•	Our lending on vacant land may expose us to a greater risk of loss and may have an adverse effect on operations;

•	Difficult market conditions have adversely affected our industry;

•

We are not paying dividends on our Common Stock and are currently prevented from doing so. The failure to resume paying dividends on our Common Stock may adversely affect the value of our Common Stock;

•	Sales, or the perception that sales could occur, of large amounts of our Common Stock may depress our stock price;

•

Our ability to maintain adequate sources of funding may be negatively impacted by the current economic environment, which may, among other things, impact our ability to pay dividends or satisfy our obligations;

•

Our ability to maintain adequate sources of liquidity may be negatively impacted by the current economic environment which may, among other things, impact our ability to pay dividends or satisfy our obligations;

•

The current economic environment may negatively impact our ability to maintain required capital levels or otherwise negatively impact our financial condition, which may, among other things, limit our access to certain sources of funding and liquidity;

•	We may face increasing deposit-pricing pressures, which may, among other things, reduce our profitability;

•	We may incur additional losses if we are unable to successfully manage interest rate risk;

•	Our future success is dependent on our ability to compete effectively in the highly competitive banking industry;

•	Our operations and customers might be affected by the occurrence of a natural disaster or other catastrophic event in our market area;

•	We face a variety of threats from technology based frauds and scams;

•

Virginia law and the provisions of our Articles of Incorporation and Bylaws could deter or prevent takeover attempts by a potential purchaser of our Common Stock that would be willing to pay you a premium for your shares of our Common Stock;

•	If we do not comply with the continued listing requirements of the NASDAQ Global Select Market, our Common Stock could be delisted;

•	Our continued success is largely dependent on key management team members;

•

Our business, financial condition, and results of operations are highly regulated and could be adversely affected by new or changed regulations and by the manner in which such regulations are applied by regulatory authorities;

•	Banking regulators have broad enforcement power, but regulations are meant to protect depositors and not investors;

•	The fiscal, monetary, and regulatory policies of the Federal Government and its agencies could have a material adverse effect on our results of operations;

•	The recently enacted Dodd-Frank Act may adversely affect our business, financial condition, and results of operations; and

•	The soundness of other financial institutions could adversely affect us.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, our past results of operations do not necessarily indicate our future results. We undertake no obligation to update publicly any of these statements in light of future events.

GENERAL

Upon written request, we will provide shareholders with a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC, without charge. Please direct written requests for a copy of the Form 10-K to: Attn: Douglas J. Glenn, President and Chief Executive Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

BY ORDER OF THE BOARD OF DIRECTORS OF THE COMPANY

Thomas B. Dix, III, Secretary

Norfolk, Virginia

May 31, 2012

Appendix A

STANDBY PURCHASE AGREEMENT

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (together with the schedules and exhibits hereto, this “Agreement”), dated as of May 21, 2012, is entered into by and among Hampton Roads Bankshares, Inc., a Virginia corporation (the “Company”), and the undersigned investors (each, a “Standby Purchaser,” and collectively, the “Standby Purchasers”).

WITNESSETH:

WHEREAS, the Company proposes to conduct a capital raise of between $80 million and $95 million comprised of (1) a private placement to the Standby Purchasers of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a subscription price of $0.70 per share (the “Subscription Price”), for an aggregate amount of $50 million (the “Private Placement Shares”) to close (the “First Closing”) as soon as possible following receipt of all necessary shareholder and regulatory approvals (individually, and except where the context otherwise requires, collectively, with the Standby Offering, the “Private Placement”) and (2) after completion of the sale of the Private Placement Shares, a rights offering pursuant to the terms set forth in these recitals in which the Other Shareholders (as defined herein) may participate of up to $45 million (“Rights Offering”) made pursuant to a registration statement filed with the U.S. Securities and Exchange Commission; and

WHEREAS, the Rights Offering shall be made to holders of the Company’s Common Stock of record as of the close of business on May 31, 2012 (the “Record Date”), by means of non-transferable rights (the “Rights”) to subscribe for and purchase additional shares of Common Stock (the “New Shares”) at the Subscription Price; and

WHEREAS, pursuant to the Rights Offering, the Company will distribute to each of its shareholders of record as of the Record Date, at no charge, one Right for each share of Common Stock held by such shareholder as of the Record Date, and each Right will entitle the holder thereof to purchase (1) 1.8600 New Shares (with fractional shares rounded down to the nearest whole share and the aggregate Subscription Price adjusted accordingly) at the Subscription Price (the “Basic Subscription Right”) and (2) in order to provide the Other Shareholders (as defined herein) with the opportunity to purchase their respective pro rata amount of shares in the Stock Offerings (as defined herein), to the extent such shareholder has exercised all of its Basic Subscription Rights, 2.0667 additional New Shares (with fractional shares rounded down to the nearest whole share and the aggregate Subscription Price adjusted accordingly) at the Subscription Price (the “Additional Subscription Right”); and

WHEREAS, in addition to their respective purchases of the Private Placement Shares, the Standby Purchasers, hereby agree, pursuant to this Agreement, separately and not jointly, that in lieu of exercising any Rights distributed to such Persons pursuant to the Rights Offering, to acquire from the Company a number of additional shares of Common Stock equal to the Final Closing Commitment Amount (as defined below) (such number of shares to be acquired from the Company, the “Standby Shares,” and, together with the Private Placement Shares, the “Securities”), at a price equal to the Subscription Price (the “Standby Offering” and, together with the Private Placement and the Rights Offering, the “Stock Offerings”);

WHEREAS, in no event will the Company be permitted to issue to any Standby Purchaser nor will any Standby Purchaser be permitted to purchase from the Company a number of shares that would result in such Standby Purchaser (i) in the case of all Standby Purchasers other than CapGen Capital Group VI LP (“CapGen”), owning a number of shares of Common Stock in excess of 24.9% of the outstanding shares of Common Stock after giving effect to the Stock Offerings or (ii) in the case of all Standby Purchasers, exceeding ownership limitations or being inconsistent with the terms and conditions imposed by any state or federal bank regulatory authority or this Agreement (clauses (i) and (ii), collectively, the “Share Limitations”); and

WHEREAS, in connection with the Standby Purchasers’ agreement to purchase, severally and not jointly, Securities and satisfy their respective other obligations as set forth in this Agreement, the Company has agreed to pay each of the Standby Purchasers (or a designee of such Standby Purchaser) a cash payment of one million dollars ($1,000,000), payable at the First Closing to each Standby Purchaser or its designee (the “Commitment Payment”); and

WHEREAS, in connection with their participation in the Stock Offerings, each of the Standby Purchasers will, or will cause their respective Affiliates holding Warrants, at the First Closing, to surrender their respective Warrants to purchase shares of Common Stock of the Company, initially dated September 30, 2010 (each, a “Warrant”), to the Company for cancellation; and

WHEREAS, the Company will promptly call a special meeting of stockholders (the “Special Meeting”) for the purpose of approving (i) the Stock Offerings and all other transactions contemplated by this Agreement, to the extent required by NASDAQ Stock Market rules and (ii) the Charter Amendment (as defined herein);

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Certain Other Definitions. The following terms used herein shall have the meanings set forth below:

“Action” shall mean any threatened, claim, action, suit, arbitration, complaint, charge or investigation or proceeding.

“Additional Subscription Right” shall have the meaning set forth in the recitals hereof.

“Affiliate” shall mean an affiliate (as defined in Rule 12b-2 under the Exchange Act); provided, however, that (i) for purposes of Section 9 hereof, no entity shall be deemed an Affiliate of a Standby Purchaser unless the Standby Purchaser or any of its affiliates exercises investment authority, including without limitation, with respect to voting and dispositive rights with respect to such entity and (ii) no portfolio company of any Standby Purchaser shall be deemed to be an Affiliate of such Standby Purchaser.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Anchorage” shall have the meaning set forth on Schedule I hereto.

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“Basic Subscription Right” shall have the meaning set forth in the recitals hereof.

“BHC Act” shall have the meaning set forth in Section 7(d) hereof.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are generally closed in the Commonwealth of Virginia.

“CapGen” shall have the meaning set forth in the recitals hereof.

“Carlyle” shall have the meaning set forth on Schedule I hereto.

“CBCA” shall have the meaning set forth in Section 5(c) hereof.

“Charter Amendment” shall mean the amendment to the Company’s Articles of Incorporation set forth in Schedule II hereto.

“Closing” shall have the meaning set forth in Section 2(b) hereof.

“Closing Date” with respect to a particular Closing shall mean the date of such Closing.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the United States Securities and Exchange Commission, or any successor agency thereto.

“Commitment Payment” shall have the meaning set forth in the recitals hereof.

“Common Stock” shall have the meaning set forth in the recitals hereof.

“Company” shall have the meaning set forth in the preamble hereof.

“Company Account” shall have the meaning set forth in Section 6(c) hereof.

“Company Deductible” shall have the meaning set forth in Section 9(b)(ii) hereof.

“Escrow Agent” shall have the meaning set forth in Section 3 hereof.

“Escrow Agreement” shall have the meaning set forth in Section 3 hereof.

“Escrow Fund” shall have the meaning set forth in Section 3 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Federal Reserve” shall mean the Board of Governors of the Federal Reserve System, or its delegee.

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“Final Closing” shall have the meaning set forth in Section 7(e) hereof.

“Final Closing Commitment Amount” shall have the meaning set forth on Schedule I hereto.

“First Closing” shall have the meaning set forth in the recitals hereof.

“First Closing Commitment Amount” shall have the meaning set forth on Schedule I hereto.

“GAAP” shall mean United States generally accepted accounting principles and practices as in effect from time to time.

“Governmental Consent” shall mean any notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or the expiration or termination of any statutory waiting periods, including the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”);

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“Indemnified Party” shall have the meaning set forth in Section 9(c)(i) hereof.

“Indemnifying Party” shall have the meaning set forth in Section 9(c)(i) hereof.

“Investment Agreement” shall mean that certain investment and/or securities purchase agreement, by and between each Standby Purchaser (or an affiliate of a Standby Purchaser, as the case may be) and the Company, dated as of August 11, 2010.

“Law” shall mean any applicable material domestic (federal, state or local) or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any Governmental Entity.

“Losses” means any and all losses, damages, reasonable costs, reasonable expenses (including reasonable attorneys’ fees and disbursements), liabilities, settlement payments, awards, judgments, fines, obligations, claims, and deficiencies of any kind, excluding exemplary and punitive damages.

“Material Adverse Effect” shall mean, with respect to any entity, any circumstance, event, change, development or effect that, individually or in the aggregate, would reasonably be expected to (i) result in a material adverse effect on the assets, liabilities, business, condition (financial or otherwise) or results of operations of such entity and its subsidiaries, taken as a whole, or (ii) materially impair the ability such entity to perform its or their obligations under this Agreement to consummate any Closing or any of the transactions contemplated hereby; provided, however, that in determining whether a Material Adverse Effect has occurred, there

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shall be excluded any effect to the extent resulting from (A) actions or omissions of the entity or any subsidiary expressly required by the terms of this Agreement; (B) changes, after the date hereof, in general economic conditions in the United States, including financial market volatility or downturn, (C) changes, after the date hereof, affecting generally the industries or markets in which the entity operates, (D) acts of war, sabotage or terrorism, military actions or the escalation thereof, or outbreak of disease, (E) any changes, after the date hereof, in applicable Laws or accounting rules or principles, including changes in GAAP, (F) the announcement or pendency of the transactions contemplated by this Agreement or (G) with respect to the Company, any failure by the Company or any subsidiaries to meet any internal projections or forecasts with regard to the assets, liabilities, business, condition (financial or otherwise) or results of operations of the Company and the subsidiaries, taken as a whole (it being understood and agreed, for the avoidance of doubt, that the underlying cause for such failure shall not be so excluded pursuant to this clause (G) and may be considered in determining whether a Material Adverse Effect shall have occurred or would reasonably be expected to occur); provided further, however, that any circumstance, event, change, development or effect referred to in clauses (B), (C), (D) or (E) above shall be taken into account in determining whether a Material Adverse Effect with respect to the Company has occurred or would reasonably be expected to occur to the extent that such circumstance, event, change, development or effect has a disproportionate effect on the Company compared to other participants in the industries or markets in which the Company operates.

“New Shares” shall have the meaning set forth in the recitals hereof.

“Non-Disclosure Agreement” shall have the meaning set forth in Section 15 hereof.

“Other Shareholders” shall have the meaning set forth on Schedule I hereto.

“Person” shall mean an individual, corporation, partnership, association, joint stock company, limited liability company, joint venture, trust, governmental entity, unincorporated organization or other legal entity.

“Private Placement” shall have the meaning set forth in the recitals hereof.

“Private Placement Shares” shall have the meaning set forth in the recitals hereof.

“Prospectus” shall mean the final Prospectus used at the time of first sale of Securities, including any information relating to the Rights Offering, including the Rights and the underlying shares of Common Stock that is filed with the Commission pursuant to Rule 424(b) and deemed by virtue of Rule 430A of the Securities Act to be part of such Registration Statement, each as amended, for use in connection with the issuance of the Rights and the Rights Offering.

“Proxy Statement” shall have the meaning set forth in Section 7(f) hereof.

“Record Date” shall have the meaning set forth in the recitals hereof.

“Registration Statement” shall mean the Company’s Registration Statement to be filed with the Commission, together with all exhibits and amendments thereto, pursuant to which the

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Rights and the underlying shares of Common Stock shall be registered pursuant to the Securities Act, and any prospectus included therein and any prospectus supplements relating to the Rights Offering, the Rights and the underlying shares of Common Stock.

“Rights” shall have the meaning set forth in the recitals hereof.

“Rights Offering” shall have the meaning set forth in the recitals hereof.

“Rights Offering Expiration Date” shall mean thirty (30) days after the Rights are distributed, provided that the Company shall have the option to extend the Rights Offering in accordance with the terms hereof.

“SEC Reports” shall mean all reports, forms, statements and other documents (and all amendments and supplements thereto) required to be filed with the Commission pursuant to the Securities Act and the Exchange Act.

“Securities” shall have the meaning set forth in the recitals hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Share Limitations” shall have the meaning set forth in the recitals hereof.

“Special Meeting” shall have the meaning set forth in the recitals hereof.

“Standby Offering” shall have the meaning set forth in the recitals hereof.

“Standby Purchaser” shall have the meaning set forth in the recitals hereof.

“Standby Purchaser Deductible” shall have the meaning set forth in Section 9(a)(ii) hereof.

“Standby Purchaser Indemnified Parties” shall have the meaning set forth in Section 9(a)(i) hereof.

“Standby Shares” shall have the meaning set forth in the recitals hereof.

“Stockholder Proposals” shall have the meaning set forth in Section 7(f) hereof.

“Stock Offerings” shall have the meaning set forth in the recitals hereof.

“Subscription Price” shall have the meaning set forth in the recitals hereof.

“Third Party Claim” shall have the meaning set forth in Section 9(c)(i) hereof.

“Total Share Commitment Amount” shall mean, with respect to a Standby Purchaser, the sum of such Standby Purchaser’s First Closing Commitment Amount and such Standby Purchaser’s Final Closing Commitment Amount.

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“Warrant” shall have the meaning set forth in the recitals hereof.

2. Purchase Commitments.

(a) Subject to the immediately following sentence, the Standby Purchasers hereby agree to purchase, severally and not jointly, an aggregate amount of Securities, and the Company hereby agrees to sell an aggregate amount of Securities as set forth on Schedule I, in each case at the Subscription Price, which Securities shall be allocated among the Standby Purchasers, as set forth on Schedule I. Notwithstanding the foregoing, in no event will the Company be permitted to issue to any Standby Purchaser nor will any Standby Purchaser be permitted to purchase from the Company, in each case pursuant to this Agreement, (x) any shares of Common Stock at any Closing unless each Standby Purchaser purchases an amount of shares of Common Stock equal to such Standby Purchaser’s First Closing Commitment Amount or Final Closing Commitment Amount, as applicable, and (y) a number of shares of Common Stock that would result in such Standby Purchaser owning a number of shares of Common Stock in excess of Share Limitations at any time after giving effect to any Stock Offering completed as of the time of determination. Subject to consummation of the Private Placement, the purchase of Securities in the Standby Offering pursuant to this Agreement by the Standby Purchasers shall be deemed, solely for purposes of these Stock Offerings, to be a private placement in lieu of an exercise of the Standby Purchasers’ Basic Subscription Rights, and the Standby Purchasers agree, subject to consummation of the Private Placement and the Standby Offering, not to exercise such Basic Subscription Rights in the Rights Offering.

(b) Subject to the satisfaction or waiver of the conditions set forth herein, the closings of the purchase and sale of Securities in the Private Placement and the Standby Offering (each, a “Closing”) shall each take place pursuant to the procedures set forth in Schedule I, at the offices of Williams Mullens, P.C. in Norfolk, Virginia or at such other time and place agreed to by the Company and each Standby Purchaser.

(c) Payments for the Securities to be purchased by each Standby Purchaser, as detailed in Schedule I, shall be made to the Company by each Standby Purchaser against delivery by the Company of such Securities on the respective Closing Dates as further specified in Schedule I.

3. Escrow. The Standby Purchasers and the Company shall use commercially reasonable efforts to enter into an escrow agreement with SunTrust Bank, N.A. (the “Escrow Agent”) that is acceptable to each of them and on customary terms and conditions providing for the transactions contemplated by this Agreement (the “Escrow Agreement”). The Escrow Agreement will provide that (a) no later than 5:00 pm (Eastern Time) on the Business Day immediately preceding each Closing of the sale of Securities to Standby Purchasers, each Standby Purchaser shall deposit into escrow (the “Escrow Fund”) by wire transfer of immediately available funds the respective amounts as set forth in Schedule I and (b) the Escrow Fund shall be disbursed to the Company subject to, and in accordance with, the terms as set forth in Schedule I. Promptly following delivery of the executed Escrow Agreement each Standby Purchaser shall also deliver, or cause any Affiliate holding such Warrants to deliver, to the Escrow Agent its respective Warrant, which shall be held by the Escrow Agent until the First Closing.

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4. Representations and Warranties of the Company. The Company represents and warrants to each of the Standby Purchasers as follows:

(a) The Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would have, individually or in the aggregate, a Material Adverse Effect, and has the corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b)	Authorization; Compliance with Other Instruments.

(i) The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder (including the issuance of Securities). Except for approval of the Stockholder Proposals, the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby has been authorized by all necessary corporate action on the part of the Company and no further approval or authorization is required on the part of the Company or its stockholders. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each Standby Purchaser, will be, upon execution, the valid and binding obligations of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

(ii) Neither the execution, delivery and performance by the Company of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any liens upon any of the properties or assets of the Company under any of the terms, conditions or provisions of (i) the Company’s articles of incorporation or by-laws or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company is a party or by which the Company may be bound, or to which the Company or any of the properties or assets of the Company may be subject, or (B) assuming the correctness of the representations and warranties of each Standby Purchaser, violate any Law applicable to the Company or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially adversely affect the Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(c) As of the date hereof, the authorized capital of the Company consists of 1,000,000,000 shares of Common Stock, of which 34,561,146 shares of Common Stock are

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issued and outstanding and 1,918,902 shares of Common Stock are reserved for issuance upon exercise of warrants, options and restricted stock awards granted under the Company’s stock incentive plans, and no shares of preferred stock are issued or outstanding or reserved for issuance. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive or similar rights. All shares of capital stock of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of all liens.

(d) The issuance of the Securities and New Shares has been duly authorized and such Securities and New Shares, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, and not issued in violation of, and shall not be subject to, preemptive or similar rights.

(e) No Consent. No consent, approval, order or authorization of, or declaration, filing or notification with any Governmental Entity or any third party is required by or with respect to Company or any of its Affiliates in connection with the execution and delivery of this Agreement or the consummation of the transactions by the Company contemplated hereby, other than approval of the Stockholder Proposals.

(f) SEC Reports. The Company has filed all SEC Reports since September 30, 2010. Such SEC Reports, including without limitation, all financial statements and schedules included therein, at the time filed, or in the case of any of the Company’s SEC Reports amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or superseded filing, (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

(g) Registration Statement and Proxy Statement. The Registration Statement, including the documents incorporated by reference therein, at the time it becomes effective and at the Closing Date of the Rights Offering (i) will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading and (ii) will comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act. The Proxy Statement will not, at the date of first mailing to the stockholders of the Company or at the time of the meeting of stockholders to be held in connection with the Stockholder Proposals, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they are made, not misleading. As of each of the dates in the foregoing sentence, the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

(h) Interim Events. Since the filing by the Company of its Annual Report on Form 10-K on March 13, 2012, except as set forth in the SEC Reports, there have not been any events, changes or occurrences that have had or would reasonably be expected to have a Material Adverse Effect.

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(i) [Reserved.]

(j) Certain Registration Matters. Assuming the accuracy of the representations and warranties of each Standby Purchaser contained in this Agreement, no registration under the Securities Act or applicable state law is required for the offer and sale of the Securities by the Company to each Standby Purchaser pursuant to this Agreement, and neither the Private Placement nor the Standby Offering will be integrated for purposes of the Securities Act with the Rights Offering or any other offering or sale of securities by the Company.

(k) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

(l) No Broker’s Fee. Except for fees to be paid to Sandler O’Neill & Partners, L.P. in connection with the Private Placement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(m) Absence of Agreements. There are no agreements, understandings or arrangements with other standby purchasers relating to the Stock Offerings other than as set forth in this Agreement.

(n) The transactions contemplated herein, including the issuance of the Securities and New Shares, will not cause an ownership change within the meaning of Section 382 of the Code.

5. Representations and Warranties of the Standby Purchaser. Each Standby Purchaser represents and warrants to the Company, severally and not jointly, as follows:

(a) The Standby Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b) Authorization; Compliance with Other Instruments.

(i) The Standby Purchaser has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Standby Purchaser and the consummation of the transactions contemplated hereby has been authorized by all necessary action on the part of the Standby Purchaser and no further approval or authorization is required on the part of the Standby Purchaser and its equityholders. This Agreement has been duly and validly executed and delivered by the Standby Purchaser and, assuming due authorization, execution

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and delivery by the Company, will be, upon execution, the valid and binding obligations of the Standby Purchaser enforceable against the Standby Purchaser in accordance with its terms (except as enforcement may be limited by applicable insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

(ii) Neither the execution, delivery and performance by the Standby Purchaser of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Standby Purchaser with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any liens upon any of the properties or assets of the Standby Purchaser under any of the terms, conditions or provisions of (i) the Standby Purchaser’s articles of incorporation or by-laws, its certificate of limited partnership or partnership agreement or its similar governing documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Standby Purchaser is a party or by which the Standby Purchaser may be bound, or to which the Standby Purchaser or any of the properties or assets of the Standby Purchaser may be subject, or (B) assuming the correctness of the representations and warranties of the Company, violate any Law applicable to the Standby Purchaser or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially adversely affect the Standby Purchaser’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(c) Governmental Consents. Assuming the correctness of the representations and warranties of the Company, no Governmental Consents are necessary to be obtained by the Standby Purchaser for the consummation of the transactions contemplated by this Agreement other than: (i) in the case of Carlyle and Anchorage, a statement by the Federal Reserve that it has no objection to the investments by such Standby Purchasers as such investments are described by the Standby Purchasers in notices filed by them under the Change in Bank Control Act of 1978, as amended (the “CBCA”) and (ii) in the case of CapGen, approval by the Federal Reserve of CapGen’s purchase of Company common stock under the BHC Act.

(d) Brokers and Finders. Neither the Standby Purchaser, nor its Affiliates nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Standby Purchaser in connection with this Agreement or the transactions contemplated hereby.

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(e) Financial Capability. At each Closing, Standby Purchaser shall have available funds necessary to consummate its purchase of Securities at such Closing on the terms and conditions contemplated by this Agreement.

(f) The Standby Purchaser is acquiring its Securities for its own account, with the intention of holding the Securities for investment and with no present intention of participating, directly or indirectly, in a distribution of the Securities.

(g) The Standby Purchaser is familiar with the business in which the Company is engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, it has had the opportunity to receive information from the Company, and to ask questions of, and receive answers from, the Company, concerning such information and the financial and other affairs of the Company.

(h) The Standby Purchaser is not an Affiliate (within the meaning of Rule 405 of the Securities Act) of any other Standby Purchaser, is not acting in concert and is not a member of a group (within the meaning of Section 13(d)(3) of the Exchange Act) with any other Standby Purchaser and has no current intention to act in the future in a manner that would make it a member of such a group.

(i) The Standby Purchaser is an institutional “accredited investor” within the meaning of Rule 501 under the Securities Act.

(j) The Standby Purchaser did not become aware of the Stock Offerings through any general solicitation by the Company.

6. Deliveries at Closing. Subject to satisfaction or waiver of the conditions of this Agreement:

(a) At each applicable Closing, the Company shall deliver to each Standby Purchaser a certificate or certificates or instruments representing the Securities issued to such Standby Purchaser pursuant to Section 2 hereof.

(b) At the First Closing, the Company shall pay the Commitment Payment to each Standby Purchaser or its designee, in United States dollars by wire transfer of immediately available funds.

(c) Subject to the terms of the Escrow Agreement, the Escrow Agent shall deliver concurrently with each applicable Closing (i) the Escrow Fund comprising the aggregate purchase price for the Securities issuable at such Closing by wire transfer of immediately available funds to the account provided to the Escrow Agent by the Company (which account number shall be provided by the Company at least one (1) Business Day prior to the Closing Date) (the “Company Account”); and (ii) with respect to the First Closing, the Warrants, which shall be delivered via overnight courier to the address of the Company set forth in Section 12 hereof and which shall be cancelled by the Company as provided in Section 7(i).

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7. Covenants.

(a) Certain Acquisitions. Between the date hereof and the Final Closing, each Standby Purchaser agrees that neither it nor its Affiliates shall acquire any shares of Common Stock in the open market or otherwise; provided, however, that the foregoing shall not restrict the acquisition of shares of Common Stock by a Standby Purchaser or its Affiliates from the Company pursuant to Section 2 of this Agreement.

(b) Information. Each Standby Purchaser agrees to furnish to the Company all information with respect to such Standby Purchaser that the Company may reasonably request and any such information furnished to the Company expressly for inclusion in the Prospectus by each Standby Purchaser shall not contain any untrue statement of material fact or omit to state a material fact required to be stated in the Prospectus or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Standby Purchaser shall only be responsible for information that such Standby Purchaser supplies to the Company with respect to itself and its Affiliates, if any, expressly for inclusion in the Prospectus.

(c) Public Announcements. Each of the parties hereto will reasonably cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated hereby, including any communications to the employees and customers of the Company and its Affiliates. Without limiting the foregoing, except as otherwise permitted in the next sentence, no party hereto will make (and each party will use its best efforts to ensure that its Affiliates, representatives and agents (including, but not limited to, directors officers and employees) do not make) any such news release or public disclosure without first consulting with the other parties hereto and, in each case, also receiving each other party’s consent (which shall not be unreasonably withheld, conditioned or delayed). In the event a party hereto is advised by its outside legal counsel that a particular disclosure is required by Law, such party shall be permitted to make such disclosure but shall be obligated to use its reasonable best efforts to consult with the other parties hereto (to the extent legally permissible) and take their comments into account with respect to the content of such disclosure before issuing such disclosure. Notwithstanding the foregoing, in connection with the Special Meeting, the Company shall have the authority to prepare, file with the Commission, and disseminate a preliminary and definitive proxy statement and any related soliciting material, and in connection with the Rights Offering, to prepare, file with the Commission and disseminate a preliminary and final Prospectus, Rights Offering documentation and related materials and announcements, including issuer free-writing prospectuses.

(d) Regulatory Filing. If the Company or a Standby Purchaser determines a filing is or may be required under applicable Law in connection with the transactions contemplated hereunder, the Company and such Standby Purchaser shall cooperate and use commercially reasonable efforts to promptly prepare, file and pursue all necessary documentation, applications and/or filings that are necessary or advisable under applicable Law with respect to the transactions contemplated hereunder; provided that, notwithstanding anything to the contrary herein, no Standby Purchaser other than CapGen shall be required to make any filing or take any other action that such Standby Purchaser concludes in good faith would result

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in such Standby Purchaser or any of its Affiliates being deemed to be in control of the Company for purposes of the Bank Holding Company Act or 1956, as amended (the “BHC Act”), or any state law, or otherwise being regulated as a bank holding company within the meaning of the BHC Act or the Code of Virginia.

(e) Additional Covenants of the Company. Until the date of the closing of the Standby Offering (the “Final Closing”) or the earlier termination this Agreement, the Company covenants and agrees as follows:

(i) To use commercially reasonable efforts to effectuate the Stock Offerings;

(ii) Not to (x) offer, sell or issue any shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company, except for (A) shares of Common Stock issuable upon exercise of the Company’s presently outstanding stock options, (B) new stock options and other awards granted to employees of the Company after the date hereof under the Company’s incentive plans as in effect as of the date hereof; and (C) pursuant to the Stock Offerings, or (y) offer, sell or issue any securities which would be integrated with any of the Stock Offerings;

(iii) Not to authorize any stock split, stock dividend, stock combination or similar transaction affecting the number of issued and outstanding shares of Common Stock;

(iv) Not to declare or pay any dividends on its Common Stock or repurchase any shares of Common Stock;

(v) Not to materially amend any of the terms of the Rights Offering described above, or waive any material conditions to the Closing of the Rights Offering without the prior written consent of the Standby Purchasers; provided that without limitation, any amendment to the per share price or the subscription period (other than an extension of up to one month) shall be deemed to be a material amendment;

(vi) Not to enter into additional agreements with (or amend the terms of this Agreement with respect to) any Standby Purchaser or their Affiliates or any other standby purchasers relating to the Stock Offerings unless the Company also offers to enter into such agreement or amendment with each Standby Purchaser;

(vii) Subject to Section 7(g) below, file or furnish, as applicable, on a timely basis, all forms, statements, schedules, certifications, reports and documents required to be filed or furnished by it with the Commission pursuant to the Exchange Act or the Securities Act at any time up to and including the Final Closing; and

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(viii) To use reasonable best efforts to (A) cause the Securities to be approved for listing and quotation on the NASDAQ Stock Market and (B) ensure the Securities are not suspended from trading on the NASDAQ Stock Market by the Commission or the NASDAQ Stock Market.

(f) Special Meeting. The Company shall call the Special Meeting as promptly as practical following the date hereof to vote on proposals to approve (i) the sale and issuance of the Common Shares pursuant to this Agreement and all other transactions contemplated by this Agreement to the extent such approval is required pursuant to NASDAQ Rule 5635 and (ii) the Charter Amendment (the “Stockholder Proposals”). The Board shall recommend to the Company’s stockholders that such stockholders approve the Stockholder Proposals and shall take all other actions necessary to adopt such proposals if approved by the stockholders of the Company. In connection with the Special Meeting, the Company shall promptly prepare and file with the Commission a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for approval of the Stockholder Proposals and shall use its reasonable best efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to such Special Meeting (such proxy statement, as amended or supplemented, the “Proxy Statement”) to be mailed to the Company’s stockholders as promptly as practicable after clearance thereof by the Commission. The Company shall consult with the Standby Purchasers prior to mailing any proxy statement, or any amendment or supplement thereto, and provide each Standby Purchaser with reasonable opportunity to comment thereon. The recommendation made by the Board of Directors described in this Section 7(f) shall be included in the proxy statement filed in connection with obtaining such stockholder approval. Upon approval and adoption of the stockholder proposal to approve the Charter Amendment, the Company shall promptly file the Charter Amendment with the Commonwealth of Virginia State Corporation Commission on the First Closing Date, such that the Charter Amendment shall be effective upon completion of the First Closing and through each subsequent Closing.

(g) Registration Statement and Amendments. The Company agrees that prior to filing the Registration Statement or making any amendment or supplement thereto or to Prospectus, the Company shall deliver a draft of such document to the Standby Purchasers and shall provide each Standby Purchaser with reasonable opportunity to comment thereon.

(h) Notification. The Company agrees to promptly notify each of the Standby Purchasers (i) of the filing (and effectiveness) of the Proxy Statement, the Registration Statement and any supplement or amendment to the Proxy Statement, the Registration Statement or Prospectus, (ii) of any request by the Commission for amendments or supplements to the Proxy Statement, the Registration Statement or the Prospectus or for any additional information regarding the Standby Purchasers, (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (iv) of the occurrence of any event as a result of which the Proxy Statement, the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when such Registration Statement or Prospectus was delivered or when the Proxy Statement was first mailed to the stockholders of the Company, not misleading.

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(i) Cancellation of the Warrants. Each of the Standby Purchasers hereby agrees and acknowledges that effective as of the First Closing and regardless of whether or when delivery of the Warrants is made to the Company or the Escrow Agent, effective as of the date of the First Closing, each Warrant shall be deemed to be cancelled automatically and without any further action by the Company or any other person and shall become null and void in all respects.

(j) Agreement not to Exercise Certain Rights. Each of the Standby Purchasers hereby acknowledges that it has preemptive rights, registration rights and other rights, as set forth in the applicable Investment Agreement between the Company and the Standby Purchaser, which may be triggered by the Stock Offerings. Each Standby Purchaser hereby agrees that the sale and purchase of the Private Placement Shares and Standby Shares in accordance with the terms of this Agreement shall be deemed to satisfy the Company’s obligations under the Investment Agreement with respect to any preemptive rights and subscription rights such Standby Purchaser may have had with respect to the Stock Offerings. For the avoidance of doubt, the Common Stock issued to the Standby Purchasers hereunder shall qualify as “Registrable Securities” as that term is defined by the respective Investment Agreements, and as such, shall have all of the rights provided to Registrable Securities and each Standby Purchaser shall have and may exercise all rights with respect to all shares of Common Stock purchased in the Private Placement and the Standby Offering, and otherwise in accordance with such Investment Agreements. This provision is limited only to the offer, sale and issuance by the Company of the Common Stock in the Stock Offerings, and is not a waiver of any other rights or for any other purposes or time.

(k) Certain Governance Committee Reports. The Governance Committee of the Company’s Board of Directors shall report to the directors on the progress being made with respect to seeking new directors.

8. Conditions to Closing.

(a) The obligations of each Standby Purchaser to surrender its Warrant and purchase Securities in the Private Placement, and to purchase Securities in the Standby Offering is subject to the satisfaction or written waiver by each Standby Purchaser of the following conditions prior to each Closing Date and the Company and each Standby Purchaser agree that no purchase of Securities may be consummated by any Standby Purchaser in connection with either the Private Placement or the Standby Offering absent the satisfaction or written waiver by each Standby Purchaser of the following conditions prior to each Closing Date:

(i) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects on and as of the execution date hereof and on and as of such Closing Date as though made on and as of such Closing Date, except where the failure to be true and correct (without regard to any materiality or Material Adverse Effect qualifications contained therein), individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect with respect to the Company (and except that representations and warranties made as of a specified date shall be true and correct as of such date);

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(ii) Subsequent to the execution and delivery of this Agreement and prior to such Closing Date, there shall not has been any Material Adverse Effect;

(iii) The Company shall have performed and complied with in all material respects all agreements, covenants and conditions required by the this Agreement to be performed by it on or prior to such Closing Date (except that with respect to agreements, covenants and conditions that are qualified by materiality, the Company shall have performed and complied with such agreements, covenants and conditions, as so qualified, in all respects);

(iv) KPMG LLP (the “Accounting Firm”) shall have delivered to the Standby Purchasers an opinion, in the Accounting Firm’s customary form and on which the Standby Purchasers are permitted to rely (subject to the Standby Purchasers’ execution of reliance letters with the Accounting Firm pursuant to which the Standby Purchasers shall agree to the Accounting Firm’s standard terms and conditions), to the effect that based on the most current information available prior to First Closing Date as provided by the Company to the Accounting Firm, the consummation of the transactions contemplated by this Agreement should not cause an “ownership change” within the meaning of Section 382 of the Code;

(v) All of the Standby Purchasers, the Company and the Escrow Agent shall have (i) executed and delivered the Escrow Agreement and (ii) the Escrow Agent shall have received from each of the Standby Purchasers prior to 5:00 pm (ET) on the Business Day immediately preceding such Closing Date escrow funds in an amount set forth in Schedule I;

(vi) The Company shall have obtained the required Governmental Consents, state and regulatory approvals for the Stock Offerings on conditions reasonably satisfactory to the Company and consistent with the Company’s representations, warranties and covenants herein;

(vii) The Governance Committee of the Board of Directors shall have taken reasonable steps to identify, consider and recommend in good faith four (4) independent candidates with relevant experience and qualifications for appointment as directors by the Board of Directors consistent with the Board of Directors’ resolutions as of the date hereof, and the Company shall have fully cooperated in seeking regulatory approval of such candidates;

(viii) In the case of Carlyle and Anchorage, the purchase of Securities pursuant to this Agreement shall not require the filing of any application with the

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Federal Reserve; and, in the case of CapGen, such Standby Purchaser shall have received from the Federal Reserve approval of the purchase of Common Stock pursuant to this Agreement; and

(ix) The Company shall have delivered certificates representing the shares to be purchased by each Standby Purchaser.

(b) The obligations of the Company to sell and issue Securities in the Stock Offerings are subject to the satisfaction or written waiver by the Company of the following conditions prior to the applicable Closing Date:

(i) The representations and warranties of the Standby Purchaser set forth in Section 5 hereof shall be true and correct in all respects on and as of the execution date hereof and on and as of such Closing Date as though made on and as of such Closing Date except where the failure to be true and correct (without regard to any materiality qualifications contained therein) would not reasonably be likely to materially adversely affect the ability of such Standby Purchaser to perform its obligations hereunder;

(ii) The Standby Purchaser shall have performed and complied with in all material respects all agreements, covenants and conditions required by this Agreement to be performed by it on or prior to such Closing Date (except that with respect to agreements, covenants and conditions that are qualified by materiality, the Standby Purchaser shall have performed and complied with such agreements, covenants and conditions, as so qualified, in all respects); and

(iii) With respect to the First Closing only, the Escrow Agent shall be prepared to deliver to the Company, against delivery by the Company of Securities in respect thereof, funds for the purchase of Private Placement Shares from the Standby Purchasers in a minimum aggregate amount of $50,000,000 versus delivery of certificates to each Standby Purchaser representing the shares to be purchased by each such Standby Purchaser hereunder.

(c) The obligations of the Company and each of the Standby Purchasers to consummate the transactions contemplated hereunder are subject to the satisfaction or written waiver by the Company and each Standby Purchaser of the following conditions prior to each Closing Date and the Company and each Standby Purchaser agrees that no purchase of Securities may be consummated by any Standby Purchaser in connection with either the Private Placement or the Standby Offering absent the satisfaction or written waiver by each Standby Purchaser of the following conditions prior to each Closing Date:

(i) No provision of any Law and no judgment, injunction, order or decree shall prohibit the applicable Closing or shall prohibit any Standby Purchaser from owning any Securities to be purchased pursuant to this Agreement;

(ii) All Governmental Consents required to have been obtained at or prior to such Closing Date in connection with the execution, delivery or

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performance of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect, and all statutory waiting periods, if any, shall have expired, without adverse action;

(iii) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise shall have been complied with;

(iv) The Common Stock, including the Securities issued hereunder, (i) shall be approved for listing and quotation on the NASDAQ Stock Market and (ii) shall not have been suspended, as of such Closing Date, by the Commission or the NASDAQ Stock Market from trading on the NASDAQ Stock Market;

(v) The Company shall have received approval of the Stockholder Proposals, including the amendment to the Company’s Articles of Incorporation, and the Charter Amendment shall have been duly filed with the Commonwealth of Virginia State Corporation Commission and shall be in full force and effect; and

(vi) With respect to the First Closing only, the aggregate gross proceeds to be received by the Company at such Closing shall be at least $50,000,000.

9. Indemnification.

(a) Indemnification by the Company.

(i) Subject to Sections 9(a), 9(c) and 9(d), the Company shall indemnify, defend and hold harmless to the fullest extent permitted by Law each Standby Purchaser and its respective Affiliates, and their successors and assigns, officers, directors, partners, members, employees and agents, as applicable, (the “Standby Purchaser Indemnified Parties”) against, and reimburse any of the Standby Purchaser Indemnified Parties for all Losses that any of the Standby Purchaser Indemnified Parties may at any time suffer or incur, or become subject to as a result of or in connection with (A) the inaccuracy or breach of any representation or warranty made by the Company in this Agreement or as a result of or in connection with any breach or failure by the Company to perform any of their covenants or agreements contained in this Agreement, (B) any Action by any stockholders of the Company or any other Person relating to this Agreement or the documents contemplated hereby, or the transactions contemplated hereby and thereby and (C) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, as amended and supplemented, including all other documents filed as a part thereof or incorporated by reference, or an omission or alleged omission to state therein a

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material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) Notwithstanding anything to the contrary contained herein, but subject to Section 9(f), the Company shall not be required to indemnify, defend or hold harmless any of the Standby Purchaser Indemnified Parties against, or reimburse any of the Standby Purchaser Indemnified Parties for any Losses pursuant to Section 9(a)(i)(A) (other than Losses arising out of the inaccuracy or breach of Sections 4(a) or 4(b)(i)) until the aggregate amount of the Standby Purchaser Indemnified Parties’ Losses for which the Standby Purchaser Indemnified Parties are finally determined to be otherwise entitled to indemnification under Section 9(a)(i) exceeds one percent (1)% of the respective Standby Purchaser’s aggregate purchase price paid to the Company pursuant to Section 2 hereof (the “Standby Purchaser Deductible”), after which the Company shall be obligated for all of the Standby Purchaser Indemnified Parties’ Losses for which the Standby Purchaser Indemnified Parties are finally determined to be otherwise entitled to indemnification under Section 9(a)(i)(A) that are in excess of such Standby Purchaser Deductible. Notwithstanding anything to the contrary contained herein, the Company shall not be required to indemnify, defend or hold harmless the Standby Purchaser Indemnified Parties against, or reimburse the Standby Purchaser Indemnified Parties for, any Losses pursuant to Section 9(a)(i)(A) in a cumulative aggregate amount exceeding the aggregate purchase price paid by the respective Standby Purchaser pursuant to Section 2 hereof.

(iii) For purposes of Section 9(a), in determining whether there has been a breach of a representation or warranty, the parties hereto shall ignore any “materiality,” “Material Adverse Effect,” or similar qualifications.

(b) Indemnification by the Standby Purchasers.

(i) Subject to Sections 9(b), 9(c) and 9(d), each Standby Purchaser shall, severally and not jointly, indemnify, defend and hold harmless to the fullest extent permitted by Law the Company against, and reimburse the Company for, all Losses that the Company may at any time suffer or incur, or become subject to (1) as a result of or in connection with the inaccuracy or breach of any representation or warranty made by such Standby Purchaser in this Agreement or (2) as a result of or in connection with any breach or failure by such Standby Purchaser to perform any of their covenants or agreements contained in this Agreement.

(ii) Notwithstanding anything to the contrary contained herein, but subject to Section 9(f), no Standby Purchaser shall be required to indemnify, defend or hold harmless the Company against, or reimburse the Company (1) for Losses for which the Company would be required to indemnify the Standby Purchaser Indemnified Parties pursuant to Section 9(a)(i), or (2) for any Losses pursuant to Section 9(b)(i)(1) until the aggregate amount of the Company’s Losses for which the

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Company are finally determined to be otherwise entitled to indemnification under Section 9(b)(i)(1) exceeds one percent (1)% of the respective Standby Purchaser’s aggregate purchase price paid to the Company pursuant to Section 2 hereof (the “Company Deductible”), after which the respective Standby Purchaser shall be obligated for all of the Company’s Losses for which the Company is finally determined to be otherwise entitled to indemnification under Section 9(b)(i)(1) that are in excess of such Company Deductible. Notwithstanding anything to the contrary contained herein, no Standby Purchaser shall be required to indemnify, defend or hold harmless the Company against, or reimburse the Company for, any Losses pursuant to Section 9(b)(i)(1) in a cumulative aggregate amount exceeding the aggregate purchase paid by the respective Standby Purchaser to the Company pursuant to Section 2 hereof.

(c) Notification of Claims.

(i) Any Person that may be entitled to be indemnified under this Agreement (the “Indemnified Party”) shall promptly notify the party or parties liable for such indemnification (the “Indemnifying Party”) in writing of any claim in respect of which indemnity may be sought hereunder, including any pending or threatened claim or demand by a third party that the Indemnified Party has determined has given or could reasonably give rise to a right of indemnification under this Agreement (including a pending or threatened claim or demand asserted by a third party against the Indemnified Party) (each, a “Third Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Agreement except to the extent that the Indemnifying Party is materially prejudiced by such failure.

(ii) Upon receipt of a notice of a claim for indemnity from an Indemnified Party pursuant to Section 9(c)(i) in respect of a Third Party Claim, the Indemnifying Party may, by notice to the Indemnified Party delivered within twenty (20) Business Days of the receipt of notice of such Third Party Claim, assume the defense and control of any Third Party Claim, with its own counsel and at its own expense, but shall allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third Party Claim with its own counsel and at the Indemnifying Party’s expense (except that the Indemnifying party shall only be liable for the reasonable fees and expenses of one law firm for all of the Indemnified Parties). The Indemnified Party may take any actions reasonably necessary to defend such Third Party Claim prior to the time that it receives a notice from the Indemnifying Party as contemplated by the immediately preceding sentence. The Company or the Standby Purchasers (as the case may be) shall, and shall cause each of their Affiliates and representatives to, cooperate fully with the Indemnifying Party in the defense of any Third Party Claim. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld or delayed), consent to a settlement, compromise or discharge of, or the entry of any judgment arising

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from, any Third Party Claim, unless such settlement, compromise, discharge or entry of any judgment does not involve any finding or admission of any violation of Law or admission of any wrongdoing by the Indemnified Party, and the Indemnifying Party shall (i) pay or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness of such settlement or judgment (unless otherwise provided in such judgment), (ii) not encumber any of the assets of any Indemnified Party or agree to any restriction or condition that would apply to or materially adversely affect any Indemnified Party or the conduct of any Indemnified Party’s business and (iii) obtain, as a condition of any settlement, compromise, discharge, entry of judgment (if applicable), or other resolution, a complete, unconditional and irrevocable release of each Indemnified Party from any and all liabilities in respect of such Third Party Claim. The Indemnified Party shall not settle, compromise or consent to the entry of any judgment with respect to any claim or demand for which it is seeking indemnification from the Indemnifying Party or admit to any liability with respect to such claim or demand without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed).

(iii) In the event any Indemnifying Party receives a notice of a claim for indemnity from an Indemnified Party pursuant to Section 9(c)(i) that does not involve a Third Party Claim, the Indemnifying Party shall notify the Indemnified Party within twenty (20) Business Days following its receipt of such notice whether the Indemnifying Party disputes its liability to the Indemnified Party under this agreement. The Indemnified Party shall reasonably cooperate with and assist the Indemnifying Party in determining the validity of any such claim for indemnity by the Indemnified Party.

(d) Indemnification Payment. In the event a claim or any Action for indemnification hereunder has been finally determined, the amount of such final determination shall be paid (a) if the Indemnified Party is a Standby Purchaser, by the Company to the Indemnified Party and (b) if the Indemnified Party is the Company, by the respective applicable Standby Purchaser, severally and not jointly, to the Indemnified Party, in each case on demand in immediately available funds; provided, however, that any reasonable and documented out-of-pocket expenses incurred by the Indemnified Party as a result of such claim or Action shall be reimbursed promptly by the Indemnifying Party upon receipt of an invoice describing such costs incurred by the Indemnified Party. A claim or an Action, and the liability for and amount of damages therefor, shall be deemed to be “finally determined” for purposes of this Agreement when the parties hereto have so determined by mutual agreement or, if disputed, when a final non-appealable governmental order has been entered into with respect to such claim or Action. Any indemnification payment made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Subscription Price, except as otherwise required by law.

(e) No Additional Representations. Except as set forth in this Agreement, the Company and its representatives make no representation or warranty, expressed or implied, at law or in equity, in respect of the Company or the Company’s business or prospects; and any and all other representations and warranties made by the Company or its representatives are deemed to have been superseded by this Agreement and do not survive. Each Standby Purchaser

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acknowledges and agrees that it is relying solely on its own investigations and the representations and warranties contained in this Agreement in deciding to enter into this Agreement and consummate the Closings.

(f) Liquidated Damages. Notwithstanding anything to the contrary in this Section 9, if the conditions to closing set forth in Section 8(a) have been satisfied (or have been waived by such Standby Purchaser), but such Standby Purchaser has not deposited timely into the Escrow Fund such Standby Purchaser’s aggregate purchase price for the shares of Common Stock to be purchased by such Standby Purchaser at a particular Closing, such Standby Purchaser shall, as liquidated damages, (i) promptly pay an amount in cash equal to $2,500,000 to the Company as liquidated damages for breach of such Standby Purchaser’s obligation to purchase shares at such Closing (such payment, a “Liquidated Damages Payment”), and (ii) it shall be deemed to have waived its preemptive rights as set forth in the Investment Agreement for a period of nine (9) months or, if sooner, such time as the Company has otherwise raised up to aggregate gross proceeds of $95 million in transactions to which such preemptive rights would have applied and it shall have no rights to (A) receive a Commitment Fee under Section 6(b) or (B) receive reimbursement of expenses pursuant to Section 14. The Liquidated Damages Payment and waiver of preemptive rights described in clauses (i) and (ii) of this Section 9(f) shall be the Company’s sole and exclusive remedy for damages (including any consequential damages) relating to, arising from or in connection with such breach by the Standby Purchaser. If a Standby Purchaser makes or is required to make the Liquidated Damages Payment, no Standby Purchaser shall have any obligation to close on any Closing under this Agreement.

10. Termination.

(a) This Agreement may be terminated:

(i) By mutual written agreement of the Company and all of the Standby Purchasers;

(ii) By any party, upon written notice to the other parties, in the event that the First Closing does not occur on or before June 30, 2012; provided, however, that this date shall be extended for sixty (60) days to the extent required to obtain required Governmental Consents or the approval of the Stockholder Proposals, and provided further, however, that the right to terminate this Agreement pursuant to this Section 10(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such First Closing to occur on or prior to such date;

(iii) At any time prior to the Final Closing Date, if there is a material breach of this Agreement by the other party that is not cured within fifteen (15) days after the non-breaching party has delivered written notice to all of the other parties of such breach;

(iv) By any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable.

(b) Prior to the First Closing, this Agreement may be terminated by the Company in the event that the Company determines that it is not in the best interests of the Company and its shareholders to go forward with the Stock Offerings. The Company and the Standby Purchasers hereby agree that any termination of this Agreement pursuant to this Section 9(b) shall be without liability of the Company, other than its expense reimbursement obligations pursuant to Section 14, which expenses shall be paid promptly upon such termination.

11. Survival. The representations and warranties of the Company and the Standby Purchasers contained in this Agreement or in any certificate delivered hereunder shall survive each Closing hereunder and the purchase and delivery of the Securities.

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12. Notices. All notices, communications and deliveries required or permitted by this Agreement shall be made in writing signed by the party making the same, shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed given or made (a) on the date delivered if delivered by telecopy or in person, (b) on the third (3rd) Business Day after it is mailed if mailed by registered or certified mail (return receipt requested) (with postage and other fees prepaid) or (c) on the day after it is delivered, prepaid, to an overnight express delivery service that confirms to the sender delivery on such day, as follows:

If to the Company:

Hampton Roads Bankshares, Inc.

999 Waterside Drive, Suite 200

Norfolk, Virginia 23510

Attention:  Douglas J. Glenn

                  President and Chief Executive Officer

Telephone: (757) 217-3634

Facsimile: (757) 217-3656

Email: dglenn@bofhr.com

With a copy to:

Williams Mullen, P.C.

999 Waterside Drive, Suite 1700

Norfolk, Virginia 23510

Attention: William A. Old, Jr.

Telephone: (757) 629-0613

Facsimile: (757) 629-0660

Email: wold@williamsmullen.com

If to the Standby Purchasers:

To the address of each Standby Purchaserset

forth on the signature page of such Standby Purchaser.

or to such other representative or at such other address of a party as such party hereto may furnish to the other parties in writing in accordance with this Section 12.

13. Assignment. This Agreement may not be assigned or transferred by any of the parties hereto.

14. Expenses. At each Closing, or upon receipt of a Liquidated Damages Payment, the Company shall reimburse promptly each of the Standby Purchasers who have deposited their Subscription payments with the Escrow Fund or who are not required to make a Liquidated Damages Payment, upon receipt of invoices from such Standby Purchaser, for all reasonable and documented out-of-pocket expenses incurred by such Standby Purchaser and its Affiliates in connection with its due diligence investigation of the Company and the transactions contemplated by this Agreement, the preparation, negotiation and enforcement of the this Agreement and any documents provided for hereby, and the filing or pursuit of any Governmental Consent required in connection with the foregoing (including, but not limited to, all reasonable, documented out-of-pocket fees and expenses of attorneys, consultants, accounting, financial and other advisors) incurred by or on behalf of such Standby Purchaser or its Affiliates in connection with the transactions contemplated hereby. Except as provided in the foregoing sentence, each party will pay their own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

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15. Entire Agreement. Except as specifically set forth herein, the Company and each of the Standby Purchasers agree to be bound by the terms of their respective non-disclosure agreements, entered into by and between the Company and each of the Standby Purchasers prior to the date hereof (each, a “Non-Disclosure Agreement, collectively, the “Non-Disclosure Agreements”), which Non-Disclosure Agreements are hereby incorporated herein by reference, and all information furnished by either party to the other party or its representatives pursuant hereto shall be subject to, and the parties shall hold such information in confidence in accordance with, the provisions of their respective Non-Disclosure Agreement. The Company and each Standby Purchaser agree that such Non-Disclosure Agreement shall continue in accordance with its respective terms, notwithstanding the termination of this Agreement. The Non-Disclosure Agreements and this Agreement embody the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein or in the Non-Disclosure Agreements, with respect to the standby purchase commitments or with respect to the Securities and the New Shares. Other than with respect to matters set forth or referred to in the Non-Disclosure Agreements, this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

16. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed by the Company in accordance with the terms hereof, and that, prior to the termination of this Agreement pursuant to Section 10, the Standby Purchasers shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the Company or to enforce specifically the performance of the terms and provisions hereof, this being in addition to any other remedies to which they are entitled at law or equity. The Company acknowledges and agrees that it shall not be entitled to seek an injunction to prevent breaches of, or to enforce specifically the performance of, any term of this Agreement by any Standby Purchaser except to enforce the payment of a Liquidated Damages Payment, and that, except for the Liquidated Damages Payment, the Company’s sole and exclusive remedy with respect thereto shall be the indemnification provisions set forth in Section 9.

17. No-Recourse. This Agreement may only be enforced against the named parties hereto. All claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may be made only against the entities that are expressly identified as parties hereto or that are subject to the terms hereof, and no past, present or future director, officer, employee, incorporator, member, manager, partner, stockholder, Affiliate, agent, attorney or representative of any of the Standby Purchasers or any other party hereto (including any person negotiating or executing this Agreement on behalf of a party hereto) shall have any liability or obligation with respect to this Agreement or with respect to any claim or cause of action, whether in tort, contract or otherwise, that may arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement and the transactions contemplated hereby.

18. Amendment and Waivers. Subject to Section 8, the conditions to each party’s obligation to consummate the Closings are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by Law. No amendment or waiver of any provision of this Agreement will be effective against any party hereto unless it is in a writing signed by a duly authorized officer of such party that makes express reference to the provision or provisions subject to such amendment or waiver.

19. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (other than its rules of conflict of laws to the extent the application of the laws of another jurisdiction would be required thereby).

25

20. Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to affect the original intent of the parties.

21. Extension or Modification of Rights Offering. The Company may (a) waive irregularities in the manner of the exercise of the Rights, and (b) waive conditions relating to the method (but not the timing) of the exercise of the Rights, in each case, to the extent that such waiver does not adversely affect the interests of the Standby Purchasers.

22. Miscellaneous.

(a) The Company shall not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Standby Purchasers in this Agreement.

(b) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

(c) For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or other electronic transmission and such facsimiles or other electronic transmissions will be deemed as sufficient as if actual signature pages had been delivered.

[Signature pages follow.]

26

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

COMPANY

HAMPTON ROADS BANKSHARES, INC., a Virginia corporation

By:	/s/ Douglas J. Glenn
Name: Douglas J. Glenn
Title: President and Chief Executive Officer

[Signature Page to Standby Purchase Agreement]

STANDBY PURCHASER

CARLYLE FINANCIAL SERVICES HARBOR, L.P.

By:	TCG Financial Services, L.P., its general partner

By:	Carlyle Financial Services, LTD., its general partner

By:	/s/ Randal K. Quarles
Name: Randal K. Quarles
Title: Managing Director

Address for Notice:

c/o The Carlyle Group 1001 Pennsylvania Avenue, N.W. Suite 220 South
Washington, DC 20004 Attention: Keith Taylor Telephone: (202) 729-5412
Facsimile: (202) 527-0493 Email: keith.taylor@carlyle.com

With a copy to:

Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017
Attn: Maripat Alpuche Telephone: (212) 455-2000 Fax: (212) 455-2502
Email: malpuche@stblaw.com

[Signature Page to Standby Purchase Agreement]

STANDBY PURCHASER

CAPGEN CAPITAL GROUP VI LP,
a

By:	/s/ John Sullivan
Name: John Sullivan
Title: Managing Director

Address for Notice:

1185 Avenue of the Americas
Suite 2000 New York, NY 10036 Attention: John Sullivan Telephone: (212) 542-6869 Facsimile: (212) 542-6879 Email: jsullivan@capgen.com

With a copy to:

Jones Day 1420 Peachtree Street, N.E. Suite 800 Atlanta, GA 30309 Attention: Ralph F. MacDonald, III Telephone: (404) 581-8622 Facsimile: (404) 581-8330 Email: cmacdonald@jonesday.com

[Signature Page to Standby Purchase Agreement]

STANDBY PURCHASER

ACMO-HR, L.L.C.

By:	Anchorage Capital Offshore, Ltd., its sole member

By:	Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Daniel Allen
Name: Daniel Allen
Title: Senior Portfolio Manager

Address for Notice:

610 Broadway, 6th floor

New York, NY 10012 Attention: Hal Goltz Telephone: (212) 432-4600 Facsimile: (212) 432-4601 Email: hgoltz@anchoragecap.com

With a copy to:

Milbank, Tweed, Hadley & McCloy LLP 1 Chase Manhattan Plaza New York, New York 10005 Attention: Thomas C. Janson Telephone: (212) 530-5000 Facsimile: (212) 530-5219 Email: tjanson@milbank.com

[Signature Page to Standby Purchase Agreement]

SCHEDULE I

PART A: Amount and Allocation of the Commitment Amounts

$50 Million First Closing of Private Placement –

Subject to the terms and conditions of the Agreement, at the First Closing, Carlyle Financial Services Harbor, L.P. (“Carlyle”), ACMO-HR, L.L.C. (“Anchorage”), and CapGen Capital Group VI LP (“CapGen”) shall purchase at the Subscription Price per share, severally and not jointly, the respective aggregate number of shares of Common Stock for the respective aggregate subscription amount, as follows (such aggregate subscription amount, the “First Closing Commitment Amount”):

	Aggregate Subscription Amount to be Paid	Shares of Common Stock
Carlyle	$12,964,523	18,520,747
Anchorage	$13,438,202	19,197,431
CapGen	$23,597,276	33,710,394

Standby Purchases in Private Placement following Rights Offering –

Subject to the terms and conditions of the Agreement, the Company shall sell and Carlyle, Anchorage, and CapGen shall purchase, severally and not jointly, the respective shares of Common Stock at the Subscription Price per share (such aggregate subscription amount, the “Final Closing Commitment Amount”), as shown on (or in the case of share or dollar amounts not expressly included in such schedule, interpolated based on) the chart attached as Exhibit 1 to this Schedule I.

PART B: Closing Mechanics

Private Placement Closings Generally; First Closing

The First Closing shall occur at 10:00 a.m. (Eastern Time) on the first Business Day after the satisfaction or waiver of the conditions to the First Closing set forth in Section 8 of the Agreement or at such other date and time as the Company and the Standby Purchasers shall agree in writing. Subject to the foregoing, the First Closing shall occur as soon as practicable after receipt of all necessary regulatory approvals and approval of the Stockholder Proposals. The Company shall give the Standby Purchasers at least twelve (12) Business Days’ prior notice of the First Closing.

No later than 5:00 p.m. (Eastern Time) on the Business Day immediately preceding each Closing, each Standby Purchaser shall deposit into the Escrow Fund, the aggregate purchase price for the shares of Common Stock to be purchased at such Closing by such Standby Purchaser under Part A of this Schedule I, by delivery of immediately available United States funds to the Escrow Agent as described in Section 3 of the Agreement.

Payment of the aggregate Subscription Price with respect to the purchase of shares of Common Stock at each Closing shall be made to the Company by each Standby Purchaser (via the Escrow Fund) against delivery by the Company of certificates in good delivery form representing the appropriate number of shares of Common Stock to be purchased at that Closing by each Standby Purchaser. Payment of the aggregate Subscription Price referenced in the immediately preceding sentence shall be made through a disbursement by the Escrow Agent from the Escrow Fund to the Company after all applicable conditions contained in Section 8 of this Agreement have been satisfied or waived by the relevant parties for such First Closing.

Immediately following the payments and deliveries specified in the two immediately preceding paragraphs with respect to the First Closing, the Escrow Agent shall deliver the Warrants, which shall have been cancelled upon such First Closing pursuant to Section 7(i) of the Agreement, via overnight courier to the address of the Company set forth in Section 12 hereof.

Final Closing with Standby Purchasers

No later than the third Business Day following the Rights Offering Expiration Date, the Company shall give notice (the “Standby Offering Notice”) to each of the Standby Purchasers of (1) the aggregate subscription funds to be received by or on behalf of the Company in the Rights Offering from holders of the Company’s Common Stock as of the Record Date other than the Standby Purchasers (the “Other Shareholders”) and (2) the calculation made in accordance with Part A of this Schedule I of the number of Standby Shares to be purchased and the amount and aggregate Subscription Price to be paid, by each Standby Purchaser in the Final Closing. The Final Closing shall occur as soon as practicable after the closing of the Rights Offering at 10:00 a.m. (Eastern Time) but in no event later than the latest to occur of (i) the twelfth Business Day after the satisfaction or waiver of the conditions to the Final Closing set forth in Section 8 of the Agreement or (ii) the fifteenth Business Day after the Rights Offering Expiration Date, or at such other date and time as the Company and the Standby Purchasers shall agree in writing.

Miscellaneous

This Schedule and the attachments hereto are part of and are incorporated into the Agreement to which these are attached, and can be amended or changed only as provided for any other amendment of the Agreement. Capitalized terms used but not defined in this Schedule and attachments shall have the same meanings as in the text of the Agreement.

EXHIBIT 1

[See following page]

Transaction Structure – Final

Summary of Allocations Based on Varying Participation from Other Shareholders - $0.70 Offer Price / Share; $50mm PIPE; $80mm - $95mm Raise

				Others’	Others’
Private Placement Allocation			Gross	Participation	Participation	Unallocated	Allocation to
Carlyle	Anchorage	Capgen	Proceeds	(%)	($)	Dollars	Carlyle	Anchorage	Capgen

$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	0.00%	$0.00	$45,000,000.00	$7,466,400.00	$7,466,400.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	1.00%	$950,000.00	$44,050,000.00	$7,937,600.00	$7,937,600.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	2.00%	$1,900,000.00	$43,100,000.00	$8,408,800.00	$8,408,800.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	3.00%	$2,850,000.00	$42,150,000.00	$8,880,000.00	$8,880,000.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	4.00%	$3,800,000.00	$41,200,000.00	$9,351,200.00	$9,351,200.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	5.00%	$4,750,000.00	$40,250,000.00	$9,822,400.00	$9,822,400.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	6.00%	$5,700,000.00	$39,300,000.00	$10,293,700.00	$10,293,700.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	7.00%	$6,650,000.00	$38,350,000.00	$10,765,000.00	$10,765,000.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	7.93%	$7,537,277.20	$37,462,722.80	$11,205,000.00	$11,205,000.00	$15,052,723
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	9.00%	$8,550,000.00	$36,450,000.00	$11,205,000.00	$11,205,000.00	$14,040,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	10.00%	$9,500,000.00	$35,500,000.00	$11,205,000.00	$11,205,000.00	$13,090,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	11.00%	$10,450,000.00	$34,550,000.00	$11,205,000.00	$11,205,000.00	$12,140,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	12.00%	$11,400,000.00	$33,600,000.00	$11,205,000.00	$11,205,000.00	$11,190,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	13.00%	$12,350,000.00	$32,650,000.00	$11,205,000.00	$11,205,000.00	$10,240,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	14.00%	$13,300,000.00	$31,700,000.00	$11,205,000.00	$11,205,000.00	$9,290,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	15.00%	$14,250,000.00	$30,750,000.00	$11,205,000.00	$11,205,000.00	$8,340,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	16.00%	$15,200,000.00	$29,800,000.00	$11,205,000.00	$11,205,000.00	$7,390,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	17.00%	$16,150,000.00	$28,850,000.00	$11,205,000.00	$11,205,000.00	$6,440,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	18.05%	$17,150,905.75	$27,849,094.25	$11,205,000.00	$11,205,000.00	$5,439,094
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	19.00%	$18,050,000.00	$26,950,000.00	$11,205,000.00	$11,205,000.00	$4,540,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	20.00%	$19,000,000.00	$26,000,000.00	$11,205,000.00	$11,205,000.00	$3,590,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	21.00%	$19,950,000.00	$25,050,000.00	$11,205,000.00	$11,205,000.00	$2,640,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	22.00%	$20,900,000.00	$24,100,000.00	$11,205,000.00	$11,205,000.00	$1,690,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	23.00%	$21,850,000.00	$23,150,000.00	$11,205,000.00	$11,205,000.00	$740,000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	24.00%	$22,800,000.00	$22,200,000.00	$11,205,000.00	$10,995,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	25.00%	$23,750,000.00	$21,250,000.00	$11,050,000.00	$10,200,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	26.00%	$24,700,000.00	$20,300,000.00	$10,962,000.00	$9,338,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	27.00%	$25,650,000.00	$19,350,000.00	$10,449,000.00	$8,901,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	28.00%	$26,600,000.00	$18,400,000.00	$10,304,000.00	$8,096,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	29.00%	$27,550,000.00	$17,450,000.00	$9,772,000.00	$7,678,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	30.00%	$28,500,000.00	$16,500,000.00	$9,240,000.00	$7,260,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	31.00%	$29,450,000.00	$15,550,000.00	$9,019,000.00	$6,531,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	31.50%	$29,925,000.00	$15,075,000.00	$8,743,500.00	$6,331,500.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	32.00%	$30,400,000.00	$14,600,000.00	$8,468,000.00	$6,132,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	33.00%	$31,350,000.00	$13,650,000.00	$7,917,000.00	$5,733,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	34.00%	$32,300,000.00	$12,700,000.00	$7,366,000.00	$5,334,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	35.00%	$33,250,000.00	$11,750,000.00	$6,815,000.00	$4,935,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	36.00%	$34,200,000.00	$10,800,000.00	$6,264,000.00	$4,536,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	37.00%	$35,150,000.00	$9,850,000.00	$5,713,000.00	$4,137,000.00	$0.0000
$12,964,522	$13,438,201	$23,597,277	$50,000,000.00	38.93%	$36,983,714.02	$8,016,286.68	$4,649,446.27	$3,366,840.40	$0.0000

Investment From				Required	Gross	Pro Forma Ownership
Carlyle	Anchorage	Capgen	Other	Sub Debt	Proceeds	Carlyle	Anchorage	Capgen	Other

$20,430,922	$20,904,601	$38,649,999	$0	$0	$79,985,522	24.9000%	24.9000%	41.2%	9.0%
$20,902,122	$21,375,801	$38,649,999	$950,000	$0	$81,877,922	24.9000%	24.9000%	40.4%	9.8%
$21,373,322	$21,847,001	$38,649,999	$1,900,000	$0	$83,770,322	24.9000%	24.9000%	39.7%	10.5%
$21,844,522	$22,318,201	$38,649,999	$2,850,000	$0	$85,662,722	24.9000%	24.9000%	39.0%	11.2%
$22,315,722	$22,789,401	$38,649,999	$3,800,000	$0	$87,555,122	24.9000%	24.9000%	38.4%	11.8%
$22,786,922	$23,260,601	$38,649,999	$4,750,000	$0	$89,447,522	24.9000%	24.9000%	37.7%	12.5%
$23,258,222	$23,731,901	$38,649,999	$5,700,000	$0	$91,340,122	24.9000%	24.9000%	37.1%	13.1%
$23,729,522	$24,203,201	$38,649,999	$6,650,000	$0	$93,232,722	24.9000%	24.9000%	36.5%	13.7%
$24,169,522	$24,643,201	$38,649,999	$7,537,277	$0	$95,000,000	24.9000%	24.9000%	36.0%	14.2%
$24,169,522	$24,643,201	$37,637,277	$8,550,000	$0	$95,000,000	24.9000%	24.9000%	35.1%	15.1%
$24,169,522	$24,643,201	$36,687,277	$9,500,000	$0	$95,000,000	24.9000%	24.9000%	34.3%	15.9%
$24,169,522	$24,643,201	$35,737,277	$10,450,000	$0	$95,000,000	24.9000%	24.9000%	33.5%	16.7%
$24,169,522	$24,643,201	$34,787,277	$11,400,000	$0	$95,000,000	24.9000%	24.9000%	32.7%	17.5%
$24,169,522	$24,643,201	$33,837,277	$12,350,000	$0	$95,000,000	24.9000%	24.9000%	31.9%	18.3%
$24,169,522	$24,643,201	$32,887,277	$13,300,000	$0	$95,000,000	24.9000%	24.9000%	31.1%	19.1%
$24,169,522	$24,643,201	$31,937,277	$14,250,000	$0	$95,000,000	24.9000%	24.9000%	30.3%	19.9%
$24,169,522	$24,643,201	$30,987,277	$15,200,000	$0	$95,000,000	24.9000%	24.9000%	29.5%	20.7%
$24,169,522	$24,643,201	$30,037,277	$16,150,000	$0	$95,000,000	24.9000%	24.9000%	28.7%	21.5%
$24,169,522	$24,643,201	$29,036,371	$17,150,906	$0	$95,000,000	24.9000%	24.9000%	27.9%	22.3%
$24,169,522	$24,643,201	$28,137,277	$18,050,000	$0	$95,000,000	24.9000%	24.9000%	27.2%	23.0%
$24,169,522	$24,643,201	$27,187,277	$19,000,000	$0	$95,000,000	24.9000%	24.9000%	26.4%	23.8%
$24,169,522	$24,643,201	$26,237,277	$19,950,000	$0	$95,000,000	24.9000%	24.9000%	25.6%	24.6%
$24,169,522	$24,643,201	$25,287,277	$20,900,000	$0	$95,000,000	24.9000%	24.9000%	24.8%	25.4%
$24,169,522	$24,643,201	$24,337,277	$21,850,000	$0	$95,000,000	24.9000%	24.9000%	24.0%	26.2%
$24,169,522	$24,433,201	$23,597,277	$22,800,000	$0	$95,000,000	24.9000%	24.7238%	23.3%	27.0%
$24,014,522	$23,638,201	$23,597,277	$23,750,000	$0	$95,000,000	24.7700%	24.0568%	23.3%	27.8%
$23,926,522	$22,776,201	$23,597,277	$24,700,000	$0	$95,000,000	24.6961%	23.3336%	23.3%	28.6%
$23,413,522	$22,339,201	$23,597,277	$25,650,000	$0	$95,000,000	24.2657%	22.9670%	23.3%	29.4%
$23,268,522	$21,534,201	$23,597,277	$26,600,000	$0	$95,000,000	24.1441%	22.2916%	23.3%	30.2%
$22,736,522	$21,116,201	$23,597,277	$27,550,000	$0	$95,000,000	23.6977%	21.9409%	23.3%	31.0%
$22,204,522	$20,698,201	$23,597,277	$28,500,000	$0	$95,000,000	23.2514%	21.5902%	23.3%	31.8%
$21,983,522	$19,969,201	$23,597,277	$29,450,000	$0	$95,000,000	23.0660%	20.9786%	23.3%	32.6%
$21,708,022	$19,769,701	$23,597,277	$29,925,000	$0	$95,000,000	22.8349%	20.8112%	23.3%	33.0%
$21,432,522	$19,570,201	$23,597,277	$30,400,000	$0	$95,000,000	22.6037%	20.6439%	23.3%	33.4%
$20,881,522	$19,171,201	$23,597,277	$31,350,000	$0	$95,000,000	22.1414%	20.3091%	23.3%	34.2%
$20,330,522	$18,772,201	$23,597,277	$32,300,000	$0	$95,000,000	21.6792%	19.9744%	23.3%	35.0%
$19,779,522	$18,373,201	$23,597,277	$33,250,000	$0	$95,000,000	21.2169%	19.6396%	23.3%	35.8%
$19,228,522	$17,974,201	$23,597,277	$34,200,000	$0	$95,000,000	20.7546%	19.3049%	23.3%	36.6%
$18,677,522	$17,575,201	$23,597,277	$35,150,000	$0	$95,000,000	20.2923%	18.9701%	23.3%	37.4%
$17,613,968	$16,805,041	$23,597,277	$36,983,714	$0	$95,000,000	19.4000%	18.3240%	23.3%	38.9%

SCHEDULE II

Amendment to Articles of Incorporation

Article VIII of the Company’s Articles of Incorporation shall be amended and restated in its entirety as follows:

“Any amendment to the Corporation’s Articles of Incorporation, a plan of merger or exchange, a transaction involving the sale of all substantially all of the Corporation’s assets other than in the regular course of business and a plan of dissolution shall be approved by the vote of a majority of all votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present. However, nothing in this Article VIII shall require a vote of the shareholders to approve any action in circumstances where the Virginia Stock Corporation Act permits the Board of Directors to take action without a shareholder vote.”

Appendix B

ARTICLES OF AMENDMENT

ARTICLES OF AMENDMENT

TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

HAMPTON ROADS BANKSHARES, INC.

The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1. The name of the Corporation is Hampton Roads Bankshares, Inc.

2. The Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) are amended as follows:

(a) Article VIII of the Articles is hereby amended and restated in its entirety as follows:

“Any (a) amendment to the Corporation’s Articles of Incorporation, (b) plan of merger or exchange, (c) transaction involving the sale of all substantially all of the Corporation’s assets other than in the regular course of business and (d) plan of dissolution shall be so approved upon the vote of a majority of all votes entitled to be cast on such transaction by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, and shall not require any greater or other shareholder vote that would otherwise apply under the Virginia Stock Corporation Act in absence of this provision. However, nothing in this Article VIII shall require a vote of the shareholders to approve any action in circumstances where the Virginia Stock Corporation Act permits the Board of Directors to take action without a shareholder vote.”

3. The foregoing amendment was adopted on [                    ], 2012.

4. Pursuant to Article VIII of the Corporation’s Amended and Restated Articles of Incorporation, this amendment has been approved and recommended by at least two-thirds (2/3) of the Board of Directors of the Corporation.

5. The Board of Directors found that the amendment was in the best interests of the Corporation and directed that it be submitted to shareholders in accordance with the provisions of Title 13.1, Chapter 9 of the Code of Virginia. The shareholders approved the amendment at the special meeting of shareholders on June 25, 2012. Only holders of shares of the Corporation’s common stock on May 17, 2012, the record date fixed by the Board of Directors, were entitled to vote on the amendment. The number of shares outstanding on the record date, the number of shares entitled to vote on the amendment and the number of shares cast for and against the amendment were as follows:

Number of shares of common stock outstanding:

Number of shares of common stock entitled to be cast:

Number of votes cast for:

Number of votes cast against

The number of votes cast in favor of the amendment by the shareholders of the Corporation’s common stock was sufficient for approval.

IN WITNESS WHEREOF, Hampton Roads Bankshares, Inc. has caused these Articles of Amendment to the Amended and Restated Articles of Incorporation to be signed by [                    ], a duly authorized officer of the Corporation, on                     .

HAMPTON ROADS BANKSHARES, INC.

By:
Name:
Title:

Appendix C

HAMPTON ROADS BANKSHARES, INC.

2011 OMNIBUS INCENTIVE PLAN (AS REVISED)

HAMPTON ROADS BANKSHARES, INC.

2011 OMNIBUS INCENTIVE PLAN

(AS REVISED, JUNE 2012)

Changes adopted by Board of Directors

May 21, 2012

Changes approved by Shareholders

            , 2012

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

Table of Contents

ARTICLE I DEFINITIONS		1

1.01.	Administrator	1
1.02.	Affiliate	1
1.03.	Agreement	1
1.04.	Award	1
1.05.	Board	1
1.06.	Code	1
1.07.	Committee	1
1.08.	Common Stock	2
1.09.	Company	2
1.10.	Corresponding SAR	2
1.11.	Effective Date	2
1.12.	Exchange Act	2
1.13.	Fair Market Value	2
1.14.	Family Member	2
1.15.	Incentive Award	2
1.16.	Initial Value	3
1.17.	Option	3
1.18.	Participant	3
1.19.	Performance Criteria	3
1.20.	Plan	3
1.21.	Related Entity	3
1.22.	SAR	4
1.23.	Section 409A	4
1.24.	Stock Award	4
1.25.	Stock Units	4
1.26.	Transaction	4

ARTICLE II PURPOSES		5

ARTICLE III ADMINISTRATION		6

ARTICLE IV ELIGIBILITY		7

ARTICLE V STOCK SUBJECT TO PLAN		8

5.01.	Shares Issued	8
5.02.	Aggregate Limit	8
5.03.	Reallocation of Shares	8

ARTICLE VI OPTIONS		10

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6.01.	Award	10
6.02.	Option Price	10
6.03.	Maximum Option Period	10
6.04.	Nontransferability	10
6.05.	Transferable Options	10
6.06.	Employee Status	11
6.07.	Exercise	11
6.08.	Payment	11
6.09.	Shareholder Rights	12
6.10.	Disposition of Stock	12

ARTICLE VII SARs		13

7.01.	Award	13
7.02.	Maximum SAR Period	13
7.03.	Nontransferability	13
7.04.	Transferable SARs	13
7.05.	Exercise	14
7.06.	Employee Status	14
7.07.	Settlement	14
7.08.	Shareholder Rights	14

ARTICLE VIII STOCK AWARDS		15

8.01.	Award	15
8.02.	Vesting	15
8.03.	Employee Status	15
8.04.	Shareholder Rights	15

ARTICLE IX STOCK UNITS		16

9.01.	Award	16
9.02.	Earning the Award	16
9.03.	Payment	16
9.04.	Nontransferability	16
9.05.	Transferable Stock Units	17
9.06.	Employee Status	17
9.07.	Shareholder Rights	17

ARTICLE X INCENTIVE AWARDS		18

10.01.	Award	18
10.02.	Terms and Conditions	18
10.03.	Payment	18
10.04.	Non-Transferability	19

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10.05.	Transferable Incentive Awards	19
10.06.	Employee Status	19
10.07.	Stockholder Rights	19

ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON STOCK		20

11.01.	Antidilution Adjustments	20
11.02.	Substitution of Awards	21
11.03.	Adjustment of Performance Goals	21

ARTICLE XII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		22

ARTICLE XIII GENERAL PROVISIONS		23

13.01.	Effect on Employment and Service	23
13.02.	Unfunded Plan	23
13.03.	Rules of Construction	23
13.04.	Tax Withholding	23
13.05.	Section 409A	23
13.06.	Tax Consequences	24

ARTICLE XIV AMENDMENT		25

ARTICLE XV DURATION OF PLAN		26

ARTICLE XVI EFFECTIVE DATE OF PLAN		27

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ARTICLE I

DEFINITIONS

1.01.	Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee or on which the Committee cannot act.

1.02.	Affiliate

Affiliate has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as amended from time to time.

1.03.	Agreement

Agreement means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Agreement, or may provide for procedures through which Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively reject the applicable Agreement shall be deemed to have accepted the terms of Award as embodied in the Agreement.

1.04.	Award

Award means a Stock Award, Stock Unit, Incentive Award, Option or SAR, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan.

1.05.	Board

Board means the Board of Directors of the Company.

1.06.	Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.07.	Committee

Committee means the Compensation Committee of the Board, or any successor committee thereto, or any other committee or subcommittee of the Board designated by the Board to administer the Plan; provided that the Committee shall consist solely of individuals who are “outside directors” for purposes of Section 162(m) of the Code and “non-employee directors” for purposes of Section 16 of the Exchange Act.

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1.08.	Common Stock

Common Stock means the common stock of the Company.

1.09.	Company

Company means Hampton Roads Bankshares, Inc.

1.10.	Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11.	Effective Date

Effective Date means the date this Plan is adopted by the Board.

1.12.	Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.13.	Fair Market Value

Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the day before such date as reported by the principal national securities exchange on which the Common Stock is listed, or if such exchange is not open on the applicable determination date, then on the next preceding day that the exchange is open.

1.14.	Family Member

Family Member includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employees household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.

1.15.	Incentive Award

Incentive Award means a cash-denominated Award which, subject to the terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock, or a combination of cash and Common Stock from the Company.

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1.16.	Initial Value

Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than the Fair Market Value on the date of grant.

1.17.	Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.18.	Participant

Participant means an employee of the Company or a Related Entity, a member of the Board or the board of directors of a Related Entity, who satisfies the requirements of Article IV and is selected by the Administrator to receive an award of Stock Units, a Stock Award, an Option, a SAR, or a combination thereof.

1.19.	Performance Criteria

Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity, (e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) total enterprise value (market capitalization plus debt), (j) economic value added, (k) debt leverage (debt to capital), (l) revenue, (m) income or net income to common shareholders, (n) net interest income, (o) operating profit or net operating profit, (p) net interest margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) asset quality ratios, and (u) market share.

1.20.	Plan

Plan means the Hampton Roads Bankshares, Inc. 2011 Omnibus Incentive Plan.

1.21.	Related Entity

With respect to an option qualifying under Section 422 of the Code (an “incentive stock option”), or intended to so qualify, Related Entity means any “subsidiary corporation” within the meaning of Section 424(f) of the Code or “parent corporation” within the meaning of Section 424(e) of the Code with respect to the Company. As to all other Awards, Related Entity means any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, beginning with the corporation or other entity in which the Company has a controlling interest. For this purpose, “controlling interest” is intended to have the same meaning as in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E)(1).

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1.22.	SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.23.	Section 409A

Section 409A means Section 409A of the Code and Treasury Regulations and other guidance thereunder.

1.24.	Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under other incentive, bonus or deferral plans of the Company (if any) or any successor plans thereto.

1.25.	Stock Units

Stock Units means an award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive for each specified share either a share of Common Stock or payment equal to the Fair Market Value of Common Stock on the date of payment or a combination thereof.

1.26.	Transaction

Transaction has the meaning ascribed in Section 11.01(a) of the Plan.

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ARTICLE II

PURPOSES

The Plan is intended to assist the Company and Related Entities in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Incentive Awards, and Stock Units. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

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ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Awards, Stock Units, Options and SARs upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, Incentive Awards, or an award of Stock Units, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Related Entity, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or non-forfeitable or both, or the time at which an award of Stock Units or Incentive Award may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee or any delegate of the Committee shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan or with respect to any Agreement, Option, SAR, Stock Award or award of Stock Units. All expenses of administering this Plan shall be borne by the Company, a Related Entity or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards (i) to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) that are not intended to qualify as “performance based compensation” for purposes of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

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ARTICLE IV

ELIGIBILITY

Any employee of the Company, any member of the Board, and any employee or member of the board of directors of a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Related Entity.

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ARTICLE V

STOCK SUBJECT TO PLAN

5.01.	Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units or Incentive Awards, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.	Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options and the grant of Stock Awards and the settlement of Stock Units and Incentive Awards is 13,675,000 shares. The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued as Stock Awards and in settlement of Stock Units and Incentive Awards shall be subject to adjustment as provided in Article XII.

5.03.	Reallocation of Shares

(a) If an Award under the Plan (or portion thereof) is forfeited, is cancelled, expires, lapses or otherwise is terminated without being exercised or payment having been made in shares of Common Stock, the shares of Common Stock allocable to the forfeited, cancelled, expired, lapsed or otherwise terminated Award (or portion thereof) shall not be available for Awards to be granted under the Plan.

(b) Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes with respect to an Award or as payment for the exercise of an Option, under this Plan shall not be reallocated to the number of shares of Common Stock available for Awards to be granted under this Plan.

(c) Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock. Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan. Settlement of Incentive Awards will reduce the number of shares of Common Stock available for issuance to the extent settled in Common Stock.

(d) Shares of Common Stock delivered under the Plan in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an acquired entity or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the

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extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of any national securities exchange on which the Common Stock is listed applies.

Consistent with the requirements specified above in this Section 5.03, the Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national securities exchange on which the Common Stock is listed or any applicable regulatory requirement.

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ARTICLE VI

OPTIONS

6.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may be granted Options in any calendar year covering more than 7,750,000 shares of Common Stock.

6.02.	Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d)) of the Code more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (within the meaning of Sections 424(e) and 424(f) of the Code) (a “Ten Percent Shareholder”), and an incentive stock option is granted to such employee, the Option price of such incentive stock option shall be not less than 110 percent of the Fair Market Value on the grant date.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised is ten years from the date such Option was granted. The maximum period in which an incentive stock option granted to a Ten Percent Shareholder may be exercised is five years from the date such incentive stock option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.	Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by will or by the laws of descent and distribution), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.	Transferable Options

Section 6.04 to the contrary notwithstanding, to the extent the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s Family Member, subject to applicable securities law requirements as in effect from

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time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not further transfer the Option except to the same extent as the Participant. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.	Employee Status

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised. No Option may include provisions that “reload” the Option upon exercise.

6.08.	Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. Subject to rules established by the Administrator, and if provided in an Agreement, payment of all or part of the Option price may be made with shares of Common Stock, including by (i) surrender to the Company of shares of Common Stock and (ii) for Options not intended to be incentive stock options, receipt by the Participant of fewer shares that would otherwise be issuable on exercise of the option (“net exercise”). If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value of the shares surrendered or withheld must not be less than the Option price of the shares for which the Option is being exercised. Options may also be exercised through “cashless exercise” procedures approved by the Administrator involving a broker or dealer approved by the Administrator.

11

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

6.09.	Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.10.	Disposition of Stock

A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

12

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE VII

SARs

7.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award; provided, however, no Participant may be granted SARS in any calendar year covering more than 7,750,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award. In addition, no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.	Maximum SAR Period

The maximum period in which a SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.	Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.	Transferable SARs

Section 7.03 to the contrary notwithstanding, to the extent the Agreement provides, a SAR that is not an incentive stock option may be transferred by a Participant to the Participant’s Family Member, subject to applicable securities law requirements as in effect from time to time. The holder of a SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not further transfer the SAR except to the same extent as the Participant. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.

13

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

7.05.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.	Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07.	Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

7.08.	Shareholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

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Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE VIII

STOCK AWARDS

8.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 3,875,000 shares of Common Stock.

8.02.	Vesting

The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated period or if the Company, a Related Entity, the Company and its Related Entities or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Code and guidance thereunder in the case of Stock Awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

8.03.	Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.	Shareholder Rights

Prior to their forfeiture (to the extent permitted by the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award (to the extent that such shares are so evidenced), and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

15

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE IX

STOCK UNITS

9.01.	Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Stock Units is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive an award of Stock Units in any calendar year for more than 3,875,000 shares of Common Stock.

9.02.	Earning the Award

The Administrator, on the date of the grant of an award, shall prescribe that the Stock Units, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Company or a Related Entity for a stated period or that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Code and guidance thereunder in the case of Stock Units intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

9.03.	Payment

In the discretion of the Administrator, or as stated in the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Stock Units is earned, but a cash payment will be made in lieu thereof.

9.04.	Nontransferability

Except as provided in Section 9.05, Stock Units granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Stock Units shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

16

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

9.05.	Transferable Stock Units

Section 9.04 to the contrary notwithstanding, to the extent the Agreement provides, an award of Restricted Stock Units may be transferred by a Participant to the Participant’s Family Member, subject to applicable securities law requirements as in effect from time to time. The holder of Stock Units transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Restricted Stock Units during the period that they were held by the Participant; provided, however, that such transferee may not further transfer the Stock Units except to the same extent as the Participant.

9.06.	Employee Status

In the event that the terms of any Stock Unit award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.07.	Shareholder Rights

No Participant shall, as a result of receiving an award of Stock Units, have any rights as a shareholder until and to the extent that the award of Stock Units is earned and settled by the issuance of Common Stock. After an award of Stock Units is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

17

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE X

INCENTIVE AWARDS

10.01.	Award

The Administrator shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $1,500,000. With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $125,000 and (ii) the number of months in the performance period.

10.02.	Terms and Conditions

The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions that govern the Award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only if, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Related Company or the Company and its Related Companies or the Participant achieves stated objectives, including objectives stated with reference to Performance Criteria. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award. Notwithstanding the preceding sentences of this Section 10.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Incentive Awards in connection with a Participant’s termination of employment or service, but only to the extent permitted by Section 162(m) of the Code and guidance thereunder in the case of Incentive Awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

10.03.	Payment

In the discretion of the Administrator, the Award payable when an Incentive Award is earned may be settled in cash, by the issuance of Common Stock, or a combination of cash and Common Stock.

18

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

10.04.	Non-Transferability

Except as provided in Section 10.05, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.	Transferable Incentive Awards

Section 10.04 to the contrary notwithstanding, an Incentive Award may be transferred, to the extent the Agreement provides, by a Participant to the Participant’s Family Member, subject to applicable securities law requirements as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant; provided, however, that such transferee may not further transfer the Incentive Award except to the same extent as Participant.

10.06.	Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.	Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as to stockholder of the Company or any Related Company on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

19

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE XI

ADJUSTMENT UPON CHANGE IN COMMON STOCK

11.01.	Antidilution Adjustments

(a) To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or other event which, in the judgment of the Committee, affects the Common Stock with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Committee shall, in such manner as the Committee deems equitable: (A) make a proportionate adjustment in (1) the maximum number and type of securities as to which awards may be granted under this Plan, (2) the number and type of securities subject to outstanding Awards, (3) the grant or exercise price with respect to any such Award, (4) the performance targets and goals appropriate to any outstanding Awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, and (5) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect to Options intended to be “incentive stock options,” no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 1.424-1 and Section 409A of the Code or any successor provisions; with respect to all Awards, no such adjustment shall violate the requirements applicable to Awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code; and the number of shares of Stock subject to any Award denominated in shares shall always be a whole number; or (B) cause any Award outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair value of such cancelled Award. The determination of fair value shall be made by the Committee or the Board, as the case may be, in their sole discretion. Any determination made by the Committee under this Section 11.01(a) shall be final and conclusive and shall be binding on all Participants.

(b) Notwithstanding Section 11.01(a), the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

20

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

11.02.	Substitution of Awards

The Committee may make Awards in substitution for similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a Transaction described in Section 11.01(a). Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

11.03.	Adjustment of Performance Goals

The Committee shall adjust performance goals established with respect to Performance Criteria (“Performance Goals”) (either up or down) and the level of an Award (intended to be performance-based compensation under Section 162(m) of the Code) that a Participant may earn under this Plan, but only to the extent permitted pursuant to Section 162(m) of the Code, if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, Performance Goals and Awards conditioned on attainment thereof shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established.

21

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE XII

COMPLIANCE WITH LAW AND APPROVAL

OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, no book entry registration shall be made, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of any stock exchange on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate or book entry notice issued to evidence Common Stock when a Stock Award is granted, an award of Stock Units or Incentive Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Stock Units or Incentive Award shall be granted, no Common Stock shall be issued, no book entry registration shall be made, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

22

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE XIII

GENERAL PROVISIONS

13.01.	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right or power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

13.02.	Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04.	Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of the Participant’s minimum statutorily required withholding obligation.

13.05.	Section 409A

This Plan is intended to provide compensation that is exempt from or that complies with Section 409A, and the Plan’s terms and the terms of any Agreement shall be construed in a manner that is compliant with or exempt from the application of Section 409A, as appropriate. For purposes of Section 409A, each payment under this Plan shall be deemed to be a separate payment.

Notwithstanding any provision of this Plan or an Agreement to the contrary, to the extent that any payments are subject to Section 409A, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of

23

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

employment and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits payable under this Plan upon the Participant’s “separation from service” within the meaning of Section 409A which (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt from Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six months and one day following the date of termination or (2) the date of the Participant’s death.

13.06.	Tax Consequences

Nothing in this Plan or an Award Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Company may endeavor to (i) qualify an Award for favorable federal tax treatment or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

24

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE XIV

AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if required by applicable law or any exchange on which the Common Stock is listed. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

25

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE XV

DURATION OF PLAN

No Award may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved by shareholders in accordance with Article XVII. Awards granted before that date shall remain valid in accordance with their terms.

26

Hampton Roads Bankshares, Inc.

2011 Omnibus Incentive Plan (as revised)

ARTICLE XVI

EFFECTIVE DATE OF PLAN

Awards may be granted under this Plan upon its adoption by the Board, provided that no Award shall be exercisable or shall be settled, as the case may be, unless this Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

27

Vote By Telephone:	Vote By Internet:	Vote By Mail:
Call toll free using a touch-tone telephone: 1-866-627-2415	Access the website and cast your vote: HTTP://WWW.RTCOPROXY.COM/HMPR	Return your proxy in the postage-paid envelope provided

Vote By Telephone:	Vote By Internet:	Vote By Mail:
Have your proxy card available when you call toll free 1-866-627-2415 using a touch-tone phone and follow the simple instructions to record your vote.	Have your proxy card available when you access HTTP://WWW.RTCOPROXY.COM/HMPR and follow the simple instructions to record your vote.	Please mark, sign and date your proxy card and return it in the postage-paid envelope provided as soon as possible.

Vote 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on June 24, 2012.

If you vote by telephone or over the Internet, please do not mail your proxy card

If you mail your Proxy Card, it must be signed and dated.

Hampton Roads Bankshares, Inc.

999 Waterside Dr., Suite 200

Norfolk, Virginia 23510

APPOINTMENT OF PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF HAMPTON ROADS BANKSHARES, INC.

FOR THE SPECIAL MEETING TO BE HELD JUNE 25, 2012

APPOINTMENT OF PROXY: The undersigned shareholder of Hampton Roads Bankshares, Inc., a Virginia Corporation (the “Company”), hereby appoints Doug Glenn, President and Chief Executive Officer and Stephen P. Theobald, Executive Vice President and Chief Financial Officer, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Special Meeting of Shareholders of the Company to be held on June 25, 2012, at 10:00 a.m., at Dominion Tower, 999 Waterside Drive, Suite 200, Norfolk, Virginia, 23510, or at any adjournments thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, upon the proposals set forth below and described in the Proxy Statement and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

— Please complete and sign on the other side —

— Continued from the reverse side —

Your vote is important. Unless you are voting via the Internet or by telephone, please complete, date and sign this appointment of proxy and return it promptly in the enclosed envelope, even if you plan to attend the meeting, so that your shares may be represented at the special meeting.

HAMPTON ROADS BANKSHARES, INC.

REVOCABLE PROXY

This appointment of proxy will be voted as directed, or, if no directions are indicated, will be voted for all items and in the discretion of the proxies with respect to any other matter. The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

Board recommendation. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.	Proposal to approve the issuance, including for purposes of NASDAQ Stock Market Rule 5635, of up to 135,714,286 shares of the Company’s Common Stock at $0.70 per share and related transactions, including the payment of $3 million in fees to certain investors (or their designees).

☐ For ☐ Against ☐ Abstain

2.	Proposal to amend the Articles of Incorporation of the Company to change the voting requirements for certain corporate transactions and future amendments to the Articles of Incorporation.

☐ For ☐ Against ☐ Abstain

3.	Proposal to approve amendments to the 2011 Omnibus Incentive Plan.

☐ For ☐ Against ☐ Abstain

Proposal Nos. 1 and 2 will not be adopted unless all of such proposals are approved by the shareholders.

Proposal No. 3 will not be adopted unless proposals 1-3 are approved by the shareholders.

Signature of shareholder

Signature of shareholder

Date:	, 2012

Please sign above exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. If a corporation submits this appointment of proxy, it should be executed in the full corporate name by a duly authorized officer. If a partnership submits this appointment of proxy, please have it signed in the partnership name by an authorized person.